UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04297

VANECK FUNDS

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: JUNE 30, 2021

Item 1. Reports to Shareholders

SEMI-ANNUAL REPORT June 30, 2021 (unaudited)

VanEck Funds

CM Commodity Index Fund
Emerging Markets Bond Fund
Emerging Markets Fund
Global Resources Fund
International Investors Gold Fund
VanEck Morningstar Wide Moat Fund
VanEck NDR Managed Allocation Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of June 30, 2021.

VANECK FUNDS

PRESIDENT’S LETTER

June 30, 2021
(unaudited)

Dear Fellow Shareholders:

The way we think about the financial markets—since no one knows the future for sure—is to identify potential scenarios. Last year, we said that roaring global growth would push interest rates to 1.5%-2.0% during 2021. This already happened in the first and second quarters! Now that we are into the third quarter, what next?

The mainstream, high-probability scenario (“Goldilocks”) continues to be that the rate increases pause and stock markets continue to make new highs. To support this idea of strong-but-tapering growth, the first major country that went through the COVID-19 cycle has continued to level off after its boom. Following some temporary weakness in February, China’s manufacturing PMI (Purchasing Managers’ Index) had a greater than expected rise in March (the services PMI soared), thereafter it tended to be on the weaker side.

In May, however, while the official manufacturing PMI was a touch stronger than expected, the services PMI showed a significant (and surprising) pullback, raising concerns about the rebalancing. For updates on this, please follow our Emerging Markets Fixed Income Strategy Chief Economist Natalia Gurushina’s daily emails and our monthly China updates.

Another scenario is the “Wage Inflation” scenario. I like to distinguish between commodity price inflation and wage inflation. Commodity prices have been rallying strongly since last summer with almost all commodity prices continuing to touch multi-year highs. But wage inflation is more important for financial markets. Wage inflation is the driver of a longer-lasting inflation and can be hard to extinguish. The level of stimulus from the U.S. Federal Reserve we saw in 2020 was unprecedented, as is the spending planned by the new Biden administration. We may find that we are witnessing a paradigm change in the “environment” of the financial markets and a new “dynamic” compared with the last 10 years. And a burst of commodity price inflation isn’t the concern in this “Wage Inflation” scenario, rather the concern is that investment consequences could endure not only through 2021, but also well into 2022. My investment colleagues are divided on whether wage inflation is possible in an over-stimulated yet deflationary world. We’ll see in 2022.

The “Too Hot” scenario remains that, with this tremendous stimulus, we expect to see interest rates rise unexpectedly further in the second half of 2021. In fact, I believe there is a chance that 10-year U.S. interest rates can exceed 2.5% by the end of 2021—“Rate Surprise”—and that investors should have this scenario on their radar screens. This could lead to turbulence in financial markets. By definition, bonds will fall further. But again, this may be okay for equities.

Last, there is a “Too Cold” scenario. With rates below 1.5% in early July, we are suddenly facing the risk of a deflationary slowdown. Perhaps the markets think that the Fed will tighten—it did slightly signal this at the last meeting—or that the economy will react badly to the lack of new stimulus in 2022. I would call this a flavor of Goldilocks for the financial markets, but not without worries.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the six month period ended June 30, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President
VanEck Funds

July 20, 2021

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VANECK FUNDS

PRESIDENT’S LETTER

(unaudited) (continued)

PS The investing outlook can change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

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CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION

June 30, 2021 (unaudited)

The CM (Constant Maturity) Commodity Index Fund (the “Fund”) gained 24.03% (Class A shares, excluding sales charge) for the six months ended June 30, 2021.

During the six month period, the Fund continued to utilize commodity index-linked swaps as an effective means of gaining exposure to its benchmark, the UBS Bloomberg Constant Maturity Commodity Total Return Index (“CMCITR” or “Index”)1. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating the CMCITR’s commodity exposures and weights.

Market Review

Commodities had a very strong first half of 2021 as the global economy emerged from the COVID-19 “coma”. Successful vaccination programs, especially in the U.S. and U.K., triggered a faster than expected economic rebound led by the U.S. economy. As demand rose, supply struggled to keep up and commodity prices rallied in the first six months of the year. In addition to the supply shortages, supply chain disruptions added to the price pressures. As the economy strengthened, inflation pressures started to build which, combined with the base effect from last year’s depressed price levels, pushed headline inflation measures much higher than expected. Investors seeking protection from rising inflation bought commodities adding fuel to the first half rally.

The energy sector was the best performing sector for CMCITR, rising by over 43% during the six month period and contributing nearly 15% to the Index’s performance. Within the Index, West Texas Intermediate (WTI) crude oil rose 47%, outperforming Brent crude oil, which rose just over 42%. The strong rebound in U.S. driving miles benefited WTI vs. Brent and the price differential narrowed in the first half of the year. All of the energy products in the Index rallied, including natural gas, which benefited from the extreme heat in the western U.S. during the month of June.

The CMCITR agriculture sector was the second best performing sector rising nearly 22% and contributing just over 6% to the Index’s performance. Soybeans, soybean oil and corn led the sector to strong gains. Demand from China for U.S. grains remained elevated and the disappointing South American 2020-2021 crop lowered global grain stockpiles. Speculative demand pushed prices higher, but as U.S./China geopolitical tensions increased and U.S. weather forecasts improved, grain prices pulled back in June.

CMCITR’s industrial metals also had a strong rally in the first half of 2021 led by copper and aluminum. The sector rose over 18% and added approximately 5% to the Index’s performance. The strong global rebound in manufacturing and continued strong buying from China fueled the rally. Prices pulled back slightly in June on worries that the Chinese economy was slowing.

During the six month period, CMCITR’s prices for livestock rose over 16% led by a 31% rise in lean hog prices. The reopening of the U.S. economy and restaurants helped both cattle and hog prices.

The CMCITR precious metals sector was the only sector to decline in the first half of 2021. The U.S. dollar rallied in the first quarter and again in June pressuring gold prices. Gold fell nearly 7% and silver over 1% during the first half of 2021.

Fund Review

Over the six month period under review, CMCITR gained 25.03%. It outperformed the Bloomberg Commodity Index (“BCOM”),2 which gained 21.15%, but underperformed the S&P® GSCI Index (“SPGSCI”),3 which gained 31.40%. Buying pressure, especially in the energy sector shifted forward futures curves into backwardation (downward sloping) from contango (upward sloping). CMCITR benefited from this shift and roll yield* was positive for the first half of 2021, adding to the CMCI’s positive performance. CMCITR outperformed BCOM in a positive roll yield environment because of CMCITR’s curve positioning and roll methodology. CMCITR’s underperformance of SPGSCI can be attributed to the latter’s considerably higher weighting to the energy sector.

Commodity prices could consolidate the first half gains in the near term as concerns surrounding China’s growth and U.S./China relations weigh on the demand outlook. Longer term, global growth should remain

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CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

strong, supported by expansionary fiscal and monetary policy. Continued demand combined with supply constraints should keep commodity prices strong. Over the long term, the industrial metals sector should remain strong as rising demand from the energy transition trend should drive prices higher.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

For more information or to access investment and market insights from the investment team, visit our web site, vaneck.com or subscribe to our commentaries.

Roland Morris, Jr.	Gregory Krenzer
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index. CMCITR is comprised of diversified commodities futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.
[2]	The Bloomberg Commodity Index (BCOM) is composed of futures contracts on physical commodities covering multiple sectors, specifically energy, precious metals, industrial metals, livestock and agriculture.
[3]	The S&P® GSCI Index (SPGSCI) is composed of futures contracts on physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.
*	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)]-1. “Backwardation” is the opposite of contango, and refers to a downward sloping term structure. Backwardation tends to occur in contracts and during periods when traders are concerned about scarcity of supplies. Thus, traders would rather have commodities in-hand now (spot) than in the future, and will pay for the privilege. “Contango” refers to an upward sloping term structure, in which indices that hold front-month contracts will incur a cost each time contracts expire and must be rolled to more expensive, longer-dated contracts. As contracts move closer to expiration, their value converges with spot prices. So, “contango cost” usually is measured by the difference between spot prices and front-month futures.
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EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

June 30, 2021 (unaudited)

The VanEck Emerging Markets Bond Fund (the Fund) gained 0.14% (Class A shares, excluding sales charge) for the six month period ending June 30, 2021, while the Fund’s benchmark—a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index2 (GBI-EM)—lost 2.01%. (The EMBI lost 0.66% and the GBI-EM lost 3.38%.)

Market Review

2021 has so far has been about continuing and expanding economic growth and the challenges presented by rising policy interest rates and resurgent COVID-19 (Covid). In fact, the storyline has been so dominated by these two challenges to growth (the U.S. Federal Reserve (Fed) and Covid) lately, that it is easy to forget the key fact of 2021—growth.

It is worth remembering the beginning of the year when U.S. stimulus and vaccine rollouts were the big uncertainties. We must agree that they are a lot less so now. We believe that the centrality of growth is evidenced in near-record-high commodity prices. Now, emerging markets (EM) central banks have already started interest rate hiking cycles and so EM seems poised to rally—it has lagged commodity prices and has now hiked interest rates to address the remaining risk factor.

Let us start with growth, the momentum of which is 2021’s key development, we think. Its main characteristics have been as follows. First, EM has led developed markets (DM) in magnitude. EM growth remains higher than DM growth, as it has been for decades. This is true even of EM ex-China. Second, China led the sequence of growth cycles, followed by the U.S., now Europe and soon EM and the rest of the world (in our view). We had this view at the start of the year before the U.S. and Europe evidenced their second and third places in the global growth sequence. We only see further evidence for that view and are sticking with it. (This is a point we have been repeating, because our view of sequenced growth is a key challenge to the third main characteristic of global growth.) Third, DM has been surprising much more on the upside, compared to EM. This is often posited as a reason to be less optimistic about EM. We disagree with this framing. Simply put, we have yet to see global growth be negative for any of our individual countries: period. Global relative growth as a fear is very thematic, top-down, virtually impossible to prove and just not a practical guide to investing, we think. As we discuss performance, we like to argue that simply having lower duration and picking the right countries and companies are a sufficient response to this vague concern about the U.S. and DM growing “too much”.

Let us now move on to the first challenge to growth—what about the fear that the Fed is going to hike and kill the global recovery cycle. Providing the easiest answer first: U.S. 10-year rates are at around 1.35%. That is, we believe, the single best answer. The consensus fear did not materialize and U.S. rates rallied after surprise hawkishness from the U.S. central bank. Most importantly, however, EM central banks were not just sitting around waiting for the market to react to Fed hawkishness—they hiked rates. Many of them started hiking cycles well before the Fed. Brazil, Mexico, South Africa, the Czech Republic, Hungary, Chile all tightened policy. This insulates EM countries (at least the ones engaging in good policy, which our investment process is designed to discover) from rate hikes if they ever do materialize. We should make a final point, one we have repeated throughout the first half of this year: if rising interest rates are due to rising growth, they are good for emerging markets bonds. This was true in the 2004-2007 and 2005-2009 reflations. The month, or quarter, in which yields rise due to rising growth might hit performance for a period of time, but the general pattern is that carry (current yield) plus the improved fundamentals that come from high growth win the performance argument.

The next question concerns Covid, the other challenge to growth. Our view remains that Covid should be viewed on a country-by-country basis and that the implications of higher infections do not map to asset prices neatly. We see few practical uses for theories that have Covid waves driving asset prices. Two examples, we believe, suffice to show the main reasons why Covid is a central part of the economic and financial discussion in a lot of countries. Most important, many EM countries cannot afford to further increase spending. As a result, there will be greater human tragedy. But, the absence of spending combined with the fact that Covid generally terminates the elderly, means that the tragedy stops there. This is why

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EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

many EM countries are not even attempting lockdowns or their populations ignore lockdown orders—they cannot afford it. In addition, if vaccinations are the issue, this is simply immunity by other means. In other words, it may be a tragedy for health care policy, but we do not see how it skips the rails into economics or valuation. Brazil and South Africa best exhibit this. They basically stopped spending increases and, in both cases, experienced powerful second Covid waves … to virtually no adverse economic or asset price effect. In fact, most of the effects were positive—demand was weak, so inflation pressures were lowered and imports contracted further. Finally, in what we believe is the triumph of headlines over facts, while the rate of increase of Covid is high, but it has been declining on a secular basis. This is the dominant story, in our view.

If, therefore, the Fed and Covid are not the challenges they are made out to be, with what are we left? Growth. Oil, copper, iron ore are all near their highs, despite all these growth worries. One of our other more popular communications this year has been the dramatic lag of EM currencies behind commodity prices. The lag seems explained, to us, by the fears we have just addressed—that rates would rise or Covid was surging. We think this sounds like a “wall of worry”: one that pays ever more. Market rates have risen in EM, as have policy rates. Higher carry means more of a cushion for bad news, and a lot of the bad news has already happened.

In terms of our portfolio, we think one can navigate these concerns by simply limiting duration (if one is concerned about rising rates). As noted above, of June 30, the Fund was up 0.14%, outperforming its benchmark by 216 bps (the benchmark was down by 2.01%). During the six month period, the Fund’s exposure to the local currency segment was high at around 60%. But the Fund obviously outperformed, despite this. The reason is simply that the Fund maintained lower than benchmark duration and picked its countries correctly. The Fund saw outperformance from two major EM countries (Brazil and Mexico) and two minor ones (Ecuador and Argentina). In Brazil, the Fund avoided a first quarter during which Brazil did especially badly, but it reentered in the second quarter after this weakness. In Mexico, the Fund had an overweight exposure in what was a winner for EM debt indices. Ecuador and Argentina rounded out the outperformance. In Ecuador, the investment team expected a new economic reform program inaugurated by a new political team, which transpired. In Argentina, the investment team simply saw oversold bonds and took advantage.

During the six month period, the Fund took forward positions in a number of currencies against currency exposures. Its forward positions in Brazilian real, Chilean peso, Colombian peso, Mexican peso and South African rand all detracted from performance, but only minimally and had only a very slight negative impact on the Fund’s positive performance for the period.

For more information or to access investment and market insights, visit our web site or subscribe to our commentaries. To review timely updates related to emerging markets bonds and to subscribe to our updates, please visit https://www.vaneck.com/us/en/blogs/emerging-markets-bonds/.

We thoroughly appreciate your participation in the Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

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[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.
[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by emerging markets governments.
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EMERGING MARKETS FUND

MANAGEMENT DISCUSSION

June 30, 2021 (unaudited)

The VanEck Emerging Markets Fund (the “Fund”) returned 4.25% (Class A shares, excluding sales charge) during the six months period ended June 30, 2021, underperforming the MSCI Emerging Markets Investment Market Index (MSCI EM IMI)1, which returned 8.75%.

The Fund’s performance over the first six months of 2021 was a little disappointing for three main reasons, in our view. Firstly, the recharged economic momentum of the U.S. versus the stabilization of the Chinese economy impacted U.S. dollar-based returns. Secondly, although the year started with continued leadership of the most aggressive growth names, that abruptly switched to a value/reflationary trade, without pausing to reward true structural growth at a reasonable price. We believe this will change, when style rotation calms down. Thirdly, some of the very large-cap standard bearers of structural growth at a reasonable price, such as Alibaba Group Holding Ltd. (3.73% of Fund net assets*), had a challenging year, in part due to regulatory concerns. But one thing did not change—we continue to see the most remarkable acceleration of digitalization across emerging markets that has created ample opportunity for investing in forward-looking, sustainable and structural growth companies in the space. We do not think this pace is decelerating, rather we see more acceleration in digitization and disruption going forward.

Fund Review

On a sector level, communication services, industrials and financials contributed to relative performance, while consumer discretionary, materials and information technology detracted. On a country level, stocks from Kazakhstan, South Africa and Malaysia helped the Fund’s performance on a relative basis, whereas India, China and Taiwan detracted.

The Fund’s top three contributors during the first six months of 2021 were:

1. Transaction Capital Ltd. (1.1% of Fund net assets*) is a niche financial services company in South Africa with leading positions in its microlending and debt collection divisions. During the first six months of the year, the issuer outperformed, as lending growth picked up and previous concerns around further asset quality deterioration and provisioning started easing coming out of 2020. Transaction Capital also acquired a 49% stake in WeBuyCars, a used car sales platform with a growing e-commerce presence in South Africa, which opens up new verticals for growth and further improves the outlook for the company.

2. Sea Ltd. (1.7% of Fund net assets*) is the largest internet conglomerate in Southeast Asia, with a leading presence in gaming, e-commerce and financial services. All three business lines have shown no signs of slowing down in 2021. Top line growth for the overall company has beaten Street expectations so far this year, alleviating concerns that Sea’s expansion would slow down due to the high base effect which was created by a very strong performance in 2020. Sea continues to be well positioned to emerge as the dominant e-commerce player in Southeast Asia along with optionality coming from rising penetration of FreeFire and Shopee2 in LatAm.

3. WuXi Biologics Cayman, Inc. (1.2% of Fund net assets*) is a global leader in biologics research and development (R&D) outsourcing services, offering integrated end-to-end solutions to biopharmaceutical companies. The company’s “follow the molecule” strategy and one-stop-shop offering have allowed the company to establish a dominant position in China’s rapidly growing biologics outsourcing market, with 75% market share.3 WuXi’s strong performance was driven by a greater than expected addition of new projects. The disruption caused by COVID-19 has highlighted the value proposition of dual sourcing for drug development. Management hinted that COVID-19 antibody and vaccine revenue in 2021 could be as much as total revenue generated in 2020.

The Fund’s top three detractors during the first six months of 2021 were:

1. New Oriental Education & Technology Group, Inc. (0.5% of Fund net assets*) is the largest provider of private educational services in China.4 Renewed fears of further regulation of out of school tutoring impacted the company’s performance in the first six months of the year. Concerns about the amount of competitive academic pressure, in addition to regular school, weighed down the whole sector. However, we think that

8

some of the potential regulations, such as limits on advertising, will relatively benefit a strong incumbent, such as the company.

2. Bank BTPN Syariah Tbk PT (1.1% of Fund net assets*) is a microlending company that is empowering rural impoverished women in Indonesia. Its business model is to lend to groups of women for productive uses, but involves a high element of sociability, both in terms of financial education before a loan is extended to the group and also during the lifetime of the loan. This bank has been impacted not only by fears of elevated credit costs, but also potential difficulty in implementing the social aspect of its business model. We think the market movement has exaggerated these issues.

3. Alibaba Health Information Technology Ltd. (1.2% of Fund net assets*) is an integrated healthcare information and content service provider in China. The company’s share price languished in the second quarter of calendar year 2021, as revenue slowed down to 53% in the second half of the company’s 2021 financial year (with a March 31, 2021 yearend), from 74% in its first half due to a high base effect. In addition, the market reacted negatively to management’s conservative gross profit margin guidance which will likely be capped in the near term due to a product mix shift towards prescription drug sales. We are encouraged by management’s move as they are clearly prioritizing long term sustainable growth by sacrificing near term profit growth to go after the online prescription drug market which is considerably large and underpenetrated with high barriers to entry.

Market Review

During the period under review, overall optimism about the prospects for the asset class gave way to significant underlying debate and concern on certain key topics such as inflation, commodity prices, China regulation and the impact of digital or cryptocurrencies.

On the positive side of the ledger, mobility has generally increased and overall there is a decent impetus towards normality. In part, this is driven by a significant increase of the rate of vaccination in emerging markets. Availability of vaccines and actual vaccination rates have generally surpassed expectations from a few months ago, but many emerging markets countries (and some developed markets countries, such as Japan) were starting from low levels of achieved vaccination. Additionally, while economic activity has improved in aggregate, relatively small outbreaks have occurred and can cause proximate and immediate issues. One example would be the recent disruption in China’s southern ports caused by a COVID-19 cluster.

While global growth is impressive, driven by a cocktail of year-over-year comparisons, near normal mobility in the U.S. and continued super-relaxed monetary and fiscal policies, it is not without challenges. Supply chains are sometimes stretched and vulnerable and previous underinvestment in commodities is coming home to roost in an environment of rapidly accelerating demand. This has given advocates of inflation some immediate ammunition to argue for higher inflation. But the debate is not about relatively temporary observations. Rather it is about long-run expectations where the outlook is much less clear, as secular forces of debt, demographics and digitization may conspire to keep generalized inflation low.

In addition, despite the headline-driven narratives on current inflationary pressures, we see tangible signs of slackening demand for some physical goods, combined with positive supply side response, which makes us even less convinced about an ingrained inflationary rhetoric going forward. Certainly, the behavior of the U.S. Treasury market does not portray much concern about that possibility, in our view. Low inflation and low rates for the foreseeable future should set up a positive environment for structural growth going forward. However, there are caveats.

One is that the unprecedented global disruption caused by the pandemic, combined with the rapid evolution and acceleration in certain industries, has exposed structural issues which have significant investment implications. For instance, the adoption of electric vehicles and the increasingly pariah-like status of fossil fuels have conspired to drive up the prices of certain commodities like copper and crude oil. We believe one benefit for us is that some commodity industries (like copper) are now exhibiting more structurally attractive (and less cyclical) characteristics than before.

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EMERGING MARKETS FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

Another example is the semiconductor supply chain. East Asia dominates fabrication in certain areas of semiconductor production. Particularly notable is the dominance in advanced logic5 of Taiwan and South Korea.

As a building block in many areas of life, the vulnerability through such concentration has raised increasing concerns, not just on a short-term basis, as seen in the availability of chips for auto production, but on a long-term strategic basis, as China emerges as very significant competitor in the global arena. To be sure, we can anticipate a steep increase of investment in China and the U.S. in this sector. Much of which will involve government involvement, by subsidy or direct investment. The contours of the industry in the medium term are therefore subject to increased uncertainty as non-economic considerations and political actors become more involved.

It is, however, not just semiconductors. We believe that the pendulum has swung in favor of increasing government involvement/regulation of some of the most interesting, structurally-growing areas in which we invest. In particular, there has been a notable increase in regulatory activity in a number of areas in China. Industries such as after-school tutoring, e-commerce and ride-hailing have all been a focus.

It is true that many regulations will ultimately create a better end point of fairer, more sustainable industries, but the journey can be arduous and uncertain. Investors do not like uncertainty. In addition, for a number of the more recent China related listings in the internet space, we question the moats6 of their business models.

In summary, we believe the macro environment, with subdued inflation and low rates, even as global activity normalizes, may be rewarding for forward-looking, sustainable and structural growth investors in emerging markets. But the focus has to adjust to a landscape of changing regulatory and industry dynamics, potentially creating a compelling, alpha-generation opportunity for active investors in the space.

Outlook

We believe the asset class is unloved, in particular because of the exceptional bounce in U.S. economic activity and improvement in the U.S. dollar’s performance, coupled with a more optimistic outlook for the Eurozone. This sets up an interesting environment where U.S. economic exceptionalism fades, China “eases” (at the margin) its micro tightening and the rest of emerging markets catch up with vaccinations and economic mobility.

So far this year, the “toggle” between growth at any price and low quality value has not done any favors to our Fund, which is guided by the philosophy of forward-looking, sustainable and structural growth. However, after the active six months period ended June 30, 2021, we feel very excited about our holdings and strongly believe that we are well positioned with compelling, stock-specific opportunities in a diversified portfolio that fits nicely into the evolving emerging markets investment landscape.

For more information or to access investment and market insights from the investment team, visit our web site or subscribe to our commentaries. To review timely updates related to the VanEck Emerging Markets Fund, please visit www.vaneck.com/blogs/emerging-markets-equity. To subscribe to VanEck’s emerging markets equity updates, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

For a full list of Fund holdings, please visit www.vaneck.com.

We appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David Semple	Angus Shillington
Portfolio Manager	Deputy Portfolio Manager
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Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of June 30, 2021.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI Emerging Markets Investable Markets Index captures large-, mid- and small-cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country
[2]	FreeFire is a game from subsidiary Garena and Shopee is a subsidiary
[3]	Source: Company data
[4]	Source: VanEck research
[5]	Advanced logic is defined as <10 nm and currently located in Taiwan and South Korea. The size of the features (the elements that make up the structures on a chip) are measured in nanometers (nm). A 10 nm process technology refers to features 10 nm or 0.010 µm in size
[6]	A moat is a sustainable competitive advantage that is expected to allow a company to fend off competition and sustain profitability into the future
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GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION

June 30, 2021 (unaudited)

The VanEck Global Resources Fund (the Fund)—formerly the VanEck Global Hard Assets Fund—gained 18.95% (Class A shares, excluding sales charge) for the six months ended June 30, 2021, underperforming the S&P® North American Natural Resources Sector Index (SPGINRTR),1 which gained 32.72%. The Fund’s relative underperformance can be attributed to its underweight positioning in the traditional energy sector.

In terms of performance, in the first six months of 2021, we continued to see a strong rebound in demand across the resources space. And while the CRB RIND Index,2 which we think provides a good reflection of what is going on in the global industrial economy, continued to tick-up throughout the first half of the year, resource equities got bounced around a bit (especially in the second quarter) in the market swings between growth and value.

In the first quarter, we saw a level of concern around inflation that we had not seen in decades and a number of commodities, for example, lumber and iron ore, reached all-time highs.

While at the end of the first quarter and during the first half of the second quarter, the rhetoric around inflation remained strident, by the end of June, with more debate around the persistency of this concern (i.e., whether inflation was transitory, or not), this had died down noticeably, taking a little bit of wind out of the space with it.

Market Review

During the first half of 2021, the reopening/reflationary “trade” continued apace, primarily because monetary and fiscal stimulus impacted, and continues to impact, economic fundamentals. However, because China started “ahead” of everybody, the country’s reopening appeared to temper somewhat. Added to this, in the second quarter (and soon after its end), the country also started sending some confusing messages, leaving people to wonder whether it was tightening or cutting rates.

Crude Oil

Crude oil, with prices rising inexorably and U.S. weekly gasoline demand heading toward an all-time high (which it hit after the end of June), was the dominating factor of the reopening trade during the period under review. Chinese oil demand was also up significantly, especially in June3. The significance of this was even more pronounced if one takes into account that, because of the Delta variant of COVID-19, a number of countries were (and still are), essentially, shut down with little or no mobility. At the start of the year, estimates for global demand were some 94 million barrel per day. By the end of June, this figure looked to be in the region of 96 million barrels.

Not only in the U.S., but elsewhere around the globe, natural gas, too, saw heightened price levels during the first half of the year. The prices we were seeing in the U.S. toward the end of June matched those seen only in 2014, 2011 and, before that, 2007. Like U.S. oil production, natural gas felt both the impact of an historical reduction in capital spending and an early onslaught of summer heat.

During the first half of the year, OPEC+ appeared to be on a “glide path”, gradually bringing production back. However, immediately after the end of June, we saw internal tensions heightened and disagreement between the UAE and Saudi Arabia rekindle questions regarding the organization’s cohesiveness.

Gold

Despite continuing negative real interest rates around the globe, gold’s behavior during the first half of 2021 posed somewhat of an enigma: it did not seem to benefit therefrom. In fact, its price dropped. It appears to be caught (and bounced back and forth) between anticipation of the U.S. Fed raising rates and higher inflation numbers and more negative real rates—with neither dominant.

Energy Transition Metals

On May 10, the London Metal Exchange (LME) three-month copper price closed at $10,720 per metric ton, an all-time high.4 The metal continued to benefit from both strong demand and the fact that many copper mining companies faced ongoing supply challenges.

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Other energy transition metals, for example, cobalt, lithium, nickel and rare earth elements, and particularly those associated with electric vehicles and battery production, also fared well during the period.

Iron Ore

A major beneficiary of global fiscal stimulus, demand for iron ore remained strong throughout the first half of 2021. Crude steel production in China, once again, reached all-time highs, with output in April achieving a record despite production controls.5 In addition, supply discipline in the sector was clearly reflected in elevated price levels during the year.

Grains and Fertilizers

While grains and associated equities, being short-cycle, remained volatile during the period, both fertilizer prices and fertilizer equities were strong. In particular, sanctions against Belarus affected phosphates, forcing prices up.

Alternative Energy

Following an exceptional 2020, and subject as they were going into 2021 to both high expectations and valuations, alternative energy equities suffered from a malaise during the first half of the year. While one might have expected them to have gone up when crude oil went up, the opposite proved to be the case. They were, perhaps, just one more victim of the repeated swings between growth and value.

We firmly believe, however, that the energy transition is not going away and we continued to see further national and international moves towards “Net Zero” targets at both company and government levels. We also believe this is certainly going to be an area of focus during the second half of the year as the 26th UN Climate Change Conference (COP 26) in Glasgow, Scotland, approaches at the beginning of November.

Fund Review

In terms of absolute performance, the greatest positive contributions came from positions in the oil and gas exploration and production and copper sub-industries. The Fund’s position in gold was the greatest negative contributor to performance, but even then, the losses on the Fund’s positions were not significant. Versus the S&P North American Natural Resources Sector Index, our underweight positioning in energy and, in particular, in the integrated oil and gas and oil and gas storage and transportation sub-industries, was the greatest reason for underperformance over the six month period.

The Fund’s top three contributing individual positions were: diversified mining company, Freeport-McMoRan, Inc. (3.9% of Fund net assets*), oil and gas exploration and production company, Diamondback Energy, Inc. (2.9% of Fund net assets*) and smart energy storage company Stem, Inc. (4.0% of Fund net assets*). Freeport-McMoRan, Inc. and Diamondback Energy, inc. benefited not only from the strengths of copper and crude oil prices respectively, but also their generation of strong free cash flow. Stem benefited from both strong first quarter results and its leading exposure to AI-driven energy storage solutions.

The Fund’s three weakest contributing companies were: semiconductor equipment company, solar inverter manufacturer, SolarEdge Technologies, Inc. (3.0% of Fund net assets*), financial company, climate solutions provider, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (3.7% of Fund net assets*) and renewable electricity company, Ormat Technologies, inc. (1.2% of Fund net assets*). All three companies suffered from the malaise that hit renewable energy companies during the first half of the year off the back of an exceptional 2020.

During the six month period, the Fund entered into subscription agreements to gain exposure to private investments in public equity. The agreements contributed slightly to the Fund’s performance.

As a team staffed with former geologists and engineers, we have and will continue to emphasize a bottom up investment approach—seeking to identify natural resource companies that we believe have the highest quality management teams and assets, trade at a significant discount to their intrinsic value and their peers, and that are well-positioned to deliver shareholder value over the long run.

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GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

For more information or to access investment and timely market insights from the investment team, visit our website and subscribe to our commentaries.

Shawn Reynolds	Charles T. Cameron
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of June 30, 2021.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry
[2]	The CRB Raw Industrials Spot Price Index (CRB RIND) is a price index constructed from a basket of various industrial commodities including copper scrap, lead scrap, steel scrap, tin, zinc, burlap, cotton, print cloth, wool tops, hides, rosin, rubber, and tallow.
[3]	Platts: Platts Report: China’s Oil Demand in June Hits New High, Up 10% from Year Ago, July 21, 2021, https://www.prnewswire.com/news-releases/platts-report-chinas-oil-demand-in-june-hits-new-high-up-10-from-year-ago-98919164.html
[4]	Metal Miner: Copper MMI: Copper price cools in second half of May after reaching all-time high, June 14, 2021, https://agmetalminer. com/2021/06/14/copper-mmi-copper-price-cools-in-second-half-of-may-after-reaching-all-time-high/
[5]	Reuters: China April crude steel output hits record despite production controls, May 16, 2021, https://www.reuters.com/world/china/china-april-crude-steel-output-hits-record-despite-production-controls-2021-05-17/
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INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION

June 30, 2021 (unaudited)

The VanEck International Investors Gold Fund (the “Fund”) declined 11.47% (Class A shares, excluding sales charge) during the six months ended June 30, 2021, underperforming the NYSE Arca Gold Miners Index1 (GDMNTR) which posted returns of -5.60% during the same period.

The mid-tiers and small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) recorded a loss of 13.85%.

Gold Sector Review

Gold rang in the New Year in style, rising to a 2021 year to date high of $1,959 an ounce on January 6, which coincided with fresh lows for the U.S. dollar index (DXY)3. However, as it became clear that the Democrats had won control of the Senate after the runoff election in Georgia, the markets embarked on the “reflation trade”, fueled by expectations for trillions of dollars in fiscal spending for pandemic relief, infrastructure and green initiatives. Declining COVID-19 (Covid) infection rates, encouraging vaccination progress and fiscal relief boosted consumer sentiment, accompanied by strong retail sales and manufacturing data. This optimistic economic outlook in the first quarter drove interest rates higher, allowing the U.S. dollar to strengthen and pushing gold prices down. Gold fell to a year low of $1,677 on March 8. Gold’s response to changes in U.S. Treasury yields persisted through April, this time benefiting gold and setting it up for a second quarter rally. 10-year yields declined after reaching a high of 1.77% on March 30. This supported gold, also helped by a weakening U.S. dollar, and ultimately by increasing inflation concerns. May was the first month that excessive inflation was reported in the economic statistics and gold responded nicely. The U.S. Consumer Price Index (CPI) for April surprised the market with a 4.2% annual increase, followed by a 6.2% surprise in the Producer Price Index (PPI) and, later, a higher than expected 5.0% increase in the May CPI. This propelled gold to $1,900 once again.

Gold’s second quarter rally came to an abrupt end on June 16 following the Federal Open Market Committee (FOMC) announcement for its June 15-16 meeting. Earlier than expected rate hike projections, combined with talks about reducing quantitative easing caught markets by surprise, causing strong moves across most asset classes. The Fed upgraded its GDP growth expectations for 2021 and, while it did increase its core inflation projections, it continues to see recent inflationary pressures as transitory. This outlook propelled the U.S. dollar upward and the DXY rose almost 2% over the three days following the Fed policy announcement. Gold succumbed to dollar strength, falling 5.1% over the same three-day period and trading below multiple technical support levels. The Fed appears to have been successful in communicating a slight shift in policy to support its outlook for strong economic growth and under-control inflation. Only a week after the FOMC announcement, equity markets had bounced back and by the end of the month the S&P 500® Index4 was trading at all-time highs. The U.S. dollar added to its gains on the last day of June. Gold pared some of its earlier losses, but remained bound in the $1,750-$1,800 range, closing at $1,770.11 per ounce on June 30, down 6.76% during the first half of 2021.

Gold stocks are also down for the year, reflecting gold’s performance. June was a terrible month for gold equities, erasing all the gains made in the first five months of 2021. However, by June 30, the larger-cap gold stocks still outperformed the metal year to date, with the NYSE Arca Gold Miners index (GDMNTR) down 5.60% during the first half. This is atypical in a period of declining gold prices and may be a reflection of several factors. One factor could be that these larger-cap stocks lagged gold slightly last year, despite a phenomenal year for gold, which should have translated to significant outperformance by the equities. Thus, the markets may have been playing catch up. Sector fundamentals could also be an important driving factor. Gold mining companies as a group are, we believe, in great shape operationally and financially, perhaps the best they have ever been. With gold prices at current levels, even after the recent pullback, profit margins are very healthy and companies are generating significant free cash flow. Excess cash is being deployed responsibly, used to fund lower risk projects that carry higher returns and to enhance returns to shareholders in the form of dividends and share buy backs. The gold mining sector of today may be starting to attract more and more investors, as they demonstrate they are profitable companies that remain investable through the metal price cycle.

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INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

The smaller gold mining companies, which outperformed both gold and larger cap gold companies last year, underperformed during the first six months of the year.

Fund Review

At the end of June 2021, the Fund was almost fully invested in equities, with cash holdings representing 1.1% of total net assets. The Fund held no gold bullion at the end of the period under review.

The Fund underperformed the benchmark by 5.87%. Newmont Corp. (7.3% of Fund net assets†), which is a top holding for the Fund, and Franco-Nevada Corp. (0.4% of Fund net assets†) both posted strong gains during the first half of 2021. However, the Fund’s underweight positions (relative to the benchmark) in these two outperforming large-cap stocks affected performance. The Fund also held significant positions in several smaller-cap companies that are not members of the benchmark. As a group, the smaller companies underperformed and this negatively impacted the Fund’s performance during the period. Junior developer Sabina Gold & Silver Corp. (1.5% of Fund net assets†) and junior producer Pure Gold Mining, Inc. (1.6% of Fund net assets†) were two significant detractors from the Fund’s performance. The Fund held an overweight position in mid-tier producer B2Gold Corp. (5.5% of Fund net assets†), which also pushed down returns relative to the benchmark during the first half of the year.

Among the Fund’s top holdings, Newmont Corp. (7.3% of Fund net assets†) outperformed the benchmark, gaining 7.69% during the first six months of the year. Newmont is the world’s largest gold mining company (in terms of market cap) and a true leader of this industry. The company is well run, with high quality assets, and a sound business strategy that has delivered strong shareholder returns in the form of dividends and share buy backs. Newmont sets the standard for the rest of the gold sector. This leadership, combined with solid operational and financial results, should continue to attract investor interest in Newmont.

Royalty and streaming company Wheaton Precious Metals Corp. (5.1% of Fund net assets†) also outperformed (+6.26%) the benchmark. The company’s robust business model and good track record continues to attract investors. In addition, we believe, the company’s material exposure to silver benefited the stock, as the silver price outperformed the gold price during the half. Silver exposure also benefited Gatos Silver, Inc. (1.0% of Fund net assets†), which was the best performing junior company in the Fund during the period, up 34.23%.

B2Gold Corp. (5.5% of Fund net assets†) underperformed (-23.48%) the benchmark. B2Gold shares were impacted by political instability in Mali, where the company’s Fekola mine is located. In May, the previous transitional government leaders were removed, increasing geopolitical risk in the country. In addition, B2Gold has decided to commence arbitration proceedings against the Mali government after being denied an exploration permit in the Fekola region, which B2Gold believes is a breach of the government’s obligations under the mining convention. The exploration permit denial does not impact the current Fekola mine plan, but it increases risk for the company in this region and causes some short-term exploration delays. Our long-term outlook for B2Gold is unchanged, as the fundamentals of the company remain robust, but its share price could be under pressure until the permit is granted and/or until new leadership in Mali is elected.

Among the junior companies, Pure Gold Mining, Inc. (1.6% of Fund net assets†) underperformed (-39.38%) the benchmark. The company encountered some operational mining challenges that negatively impacted production during the first quarter. We look forward to upcoming reports to assess the progress the company has made in overcoming these challenges and improving the mine’s performance.

Outlook

Markets seem to have adopted the Fed’s scenario of growth without unwanted levels of inflation in the longer term. While this would be negative for gold as a safe haven or inflation hedge, we think there are many reasons to be cautious about this view.

The Fed said it is thinking about tapering and it may start to slowly increase rates two years from now. There were no details around the structure or timing for tightening. Furthermore, any tapering would be gradual, which means further liquidity would continue to be pumped into the system until the program comes to a full

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stop. For now, purchases continue at the extraordinary rate of $120 billion per month and rates remain near zero, which should intensify concerns that this unprecedented level of monetary (along with fiscal) stimulus could bring on an inflationary cycle. If fears of higher inflation are what prompted Fed members to forecast rate hikes in 2023, then 25 bps increments two years from now will likely be too little, too late.

The Fed’s projections and guidance do not paint a conclusive picture. In fact, because we are going through a unique period of economic reopening/normalization, it is very difficult to forecast where all the important variables will be both in the near-term and once the transient pandemic effects subside. The Fed’s message could change rapidly and significantly. For now, the market has chosen to ignore these uncertainties and risks.

Despite the June price weakness, gold continues to trade within a longer-term bull market trend. The bottom of this trend is around $1,750. In the shorter-term, gold may spend some time consolidating at current levels. Investors will be focused on the Fed’s policy outlook, with gold pricing in any changes in markets perceptions. Movements in interest rates and the U.S. dollar should continue to affect gold’s direction. Lately, the U.S. dollar seems to be a more dominant factor, representing gold’s main headwind recently. Should U.S. dollar strength subside, and current inflation levels persist, gold could trend towards $2,000 by year-end.

Gold has historically exhibited stronger correlation with inflation when inflation rises above 3%. In addition, inflation surprises have a very high positive correlation with gold. Inflation expectations remain well above the average of the past almost two decades. More persistent and higher inflation would offset the effect of any rise in rates, causing real rates to remain low or negative. While the market may drive rates higher, we think the Fed may not be able to raise rates in the foreseeable future, both for fears of the negative impact this would have on markets and for the unbearable debt service burden it would bring about. The risk of lower real rates, a weaker than expected post-stimulus economic recovery, higher inflation, a weaker dollar, extreme debt levels, the final bursting of asset price bubbles and other unintended consequences of the massive liquidity injected into the financial system are all factors that could support higher gold prices in the longer-term. It is not hard to imagine an environment where more than one of these risks could come into play, significantly increasing gold’s appeal as a safe haven, inflation hedge and portfolio diversifier. Most recognize gold’s role as insurance in a portfolio. Perhaps less familiar is its volatility profile, which importantly, has been relatively consistent during the market shocks of the pandemic and over the past decade. This enhances gold’s role as a diversifier and further justifies a proper allocation in a portfolio. These characteristics, exhibited by gold historically, position gold to advance to new highs in the longer-term.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

For more information or to access investment and market insights from the investment team, visit our web site, vaneck.com or subscribe to our commentaries.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of June 30, 2021.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

17

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.
[3]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
[4]	The S&P 500 Index consists of 500 widely held U.S. common stocks covering the industrial, utility, financial and transportation sectors
18

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

June 30, 2021 (unaudited)

Average	Class A	Class A
Annual	Before	After Maximum
Total Return*	Sales Charge	Sales Charge
Six Month	24.03%	16.90%
One Year	50.95%	42.27%
Five Year	5.57%	4.33%
Ten Year	(2.95)%	(3.52)%

Average Annual
Total Return*	Class I†	Class Y†	CMCITR
Six Months	24.06%	24.16%	25.03%
One Year	51.31%	51.19%	53.03%
Five Year	5.87%	5.81%	7.02%
Ten Year	(2.66)%	(2.71)%	(1.60)%

*	Returns less than one year are not annualized

†	Classes are not subject to a sales charge

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at net asset value (NAV). These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting www.vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rulesbased, composite benchmark index diversified across commodity components from various sectors, specifically energy, precious metals, industrial metals, agriculture and livestock (reflects no deduction for fees, expenses or taxes).

19

EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

June 30, 2021 (unaudited)

Average	Class A	Class A
Annual	Before	After Maximum
Total Return*	Sales Charge	Sales Charge	Class I†
Six Month	0.14%	(5.62)%	0.29%
One Year	14.25%	7.68%	14.41%
Five Year	5.44%	4.19%	5.73%
Life^	2.94%	2.26%	3.23%

Average Annual		50% EMBI
Total Return*	Class Y†	50% GBI-EM	GBI-EM	EMBI
Six Months	0.24%	(2.01)%	(3.38)%	(0.66)%
One Year	14.39%	7.09%	6.57%	7.53%
Five Year	5.68%	4.11%	3.25%	4.86%
Life^ (annualized)	3.16%	2.97%	0.76%	5.09%

*	Returns less than one year are not annualized

^	Since July 9, 2012 (inception date for all share classes)

†	Classes are not subject to a sales charge

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at net asset value (NAV). These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting www.vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Fund’s benchmark index (50% GBI-EM/50% EMBI) is a blended index consisting of 50% J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and 50% J.P. Morgan Emerging Markets Bond Index (EMBI). The J.P. Morgan GBI-EM Global Diversified tracks local currency bonds issued by Emerging Markets governments. The J.P. Morgan EMBI Global Diversified tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

20

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

June 30, 2021 (unaudited)

Average	Class A	Class A	Class C	Class C
Annual	Before	After Maximum	Before	After Maximum
Total Return*	Sales Charge	Sales Charge	Sales Charge	Sales Charge
Six Month	4.25%	(1.75)%	3.84%	2.84%
One Year	30.96%	23.43%	30.00%	29.00%
Five Year	12.24%	10.92%	11.37%	11.37%
Ten Year	5.40%	4.77%	4.54%	4.54%

Average Annual
Total Return*	Class I†	Class Y†	Class Z†	MSCI EM IMI
Six Months	4.46%	4.41%	4.49%	8.75%
One Year	31.56%	31.43%	31.62%	43.21%
Five Year	12.79%	12.69%	n/a	12.86%
Ten Year	5.91%	5.74%	n/a	4.31%
Life^ (annualized)	n/a	n/a	16.43%	n/a

*	Returns less than one year are not annualized

^	Since September 16, 2019 (Class Z)

†	Classes are not subject to a sales charge

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at net asset value (NAV). These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting www.vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) captures large, mid and small cap representation across emerging markets countries. The index covers approximately 99% of the free float-adjusted market capitalization in each country.

21

GLOBAL RESOURCES FUND

PERFORMANCE COMPARISON

June 30, 2021 (unaudited)

Average	Class A	Class A	Class C	Class C
Annual	Before	After Maximum	Before	After Maximum
Total Return*	Sales Charge	Sales Charge	Sales Charge	Sales Charge
Six Month	18.95%	12.11%	18.48%	17.48%
One Year	76.56%	66.40%	75.12%	74.12%
Five Year	4.07%	2.85%	3.24%	3.24%
Ten Year	(2.39)%	(2.97)%	(3.17)%	(3.17)%

Average Annual
Total Return*	Class I†	Class Y†	SPGINRTR	MSCI ACWI
Six Months	19.20%	19.11%	32.72%	12.56%
One Year	77.30%	77.04%	45.92%	39.87%
Five Year	4.51%	4.33%	2.03%	15.20%
Ten Year	(2.00)%	(2.15)%	(0.58)%	10.48%

*	Returns less than one year are not annualized

†	Classes are not subject to a sales charge

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

S&P® North American Natural Resources Sector Index (SPGINRTR) represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry (reflects no deduction for fees, expenses or taxes).

MSCI All Country World Index (MSCI ACWI) captures large- and mid-cap representation across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

22

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

June 30, 2021 (unaudited)

Average	Class A	Class A	Class C	Class C
Annual	Before	After Maximum	Before	After Maximum
Total Return*	Sales Charge	Sales Charge	Sales Charge	Sales Charge
Six Month	(11.47)%	(16.56)%	(11.73)%	(12.61)%
One Year	(7.23)%	(12.57)%	(7.79)%	(8.60)%
Five Year	4.67%	3.43%	3.90%	3.90%
Ten Year	(3.30)%	(3.87)%	(4.02)%	(4.02)%

Average Annual
Total Return*	Class I†	Class Y†	GDMNTR	MSCI ACWI
Six Months	(11.27)%	(11.25)%	(5.60)%	12.56%
One Year	(6.89)%	(6.93)%	(6.29)%	39.87%
Five Year	5.09%	5.00%	5.13%	15.20%
Ten Year	(2.90)%	(3.01)%	(3.62)%	10.48%

*	Returns less than one year are not annualized

†	Classes are not subject to a sales charge

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at net asset value (NAV). These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting www.vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold (reflects no deduction for fees, expenses or taxes except withholding taxes).

MSCI All Country World Index (MSCI ACWI) captures large- and mid-cap representation across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

23

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 to June 30, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period
	Value	Value	Ratio	January 1, 2021 -
	January 1, 2021	June 30, 2021	During Period	June 30, 2021*
CM Commodity Index Fund
Class A
Actual	$1,000.00	$1,240.30	0.95%	$5.28
Hypothetical**	$1,000.00	$1,020.08	0.95%	$4.76
Class I
Actual	$1,000.00	$1,240.60	0.65%	$3.61
Hypothetical**	$1,000.00	$1,021.57	0.65%	$3.26
Class Y
Actual	$1,000.00	$1,241.60	0.70%	$3.89
Hypothetical**	$1,000.00	$1,021.32	0.70%	$3.51
Emerging Markets Bond Fund
Class A
Actual	$1,000.00	$1,002.90	1.25%	$6.21
Hypothetical**	$1,000.00	$1,018.60	1.25%	$6.26
Class I
Actual	$1,000.00	$1,002.90	0.95%	$4.72
Hypothetical**	$1,000.00	$1,020.08	0.95%	$4.76
Class Y
Actual	$1,000.00	$1,002.40	1.00%	$4.96
Hypothetical**	$1,000.00	$1,019.84	1.00%	$5.01
Emerging Markets Fund
Class A
Actual	$1,000.00	$1,042.50	1.42%	$7.19
Hypothetical**	$1,000.00	$1,017.75	1.42%	$7.10
Class C
Actual	$1,000.00	$1,038.40	2.22%	$11.22
Hypothetical**	$1,000.00	$1,013.79	2.22%	$11.08
Class I
Actual	$1,000.00	$1,044.60	1.00%	$5.07
Hypothetical**	$1,000.00	$1,019.84	1.00%	$5.01
Class Y
Actual	$1,000.00	$1,044.10	1.10%	$5.58
Hypothetical**	$1,000.00	$1,019.34	1.10%	$5.51
Class Z
Actual	$1,000.00	$1,044.90	0.90%	$4.56
Hypothetical**	$1,000.00	$1,020.33	0.90%	$4.51
Global Resources Fund
Class A
Actual	$1,000.00	$1,189.50	1.38%	$7.49
Hypothetical**	$1,000.00	$1,017.95	1.38%	$6.90
Class C
Actual	$1,000.00	$1,184.80	2.20%	$11.92
Hypothetical**	$1,000.00	$1,013.88	2.20%	$10.99
Class I
Actual	$1,000.00	$1,192.00	0.95%	$5.16
Hypothetical**	$1,000.00	$1,020.08	0.95%	$4.76
Class Y
Actual	$1,000.00	$1,191.10	1.13%	$6.14
Hypothetical**	$1,000.00	$1,019.19	1.13%	$5.66
25

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period
	Value	Value	Ratio	January 1, 2021 -
	January 1, 2021	June 30, 2021	During Period	June 30, 2021*
International Investors Gold Fund
Class A
Actual	$1,000.00	$886.10	1.32%	$6.17
Hypothetical**	$1,000.00	$1,018.25	1.32%	$6.61
Class C
Actual	$1,000.00	$882.70	2.10%	$9.80
Hypothetical**	$1,000.00	$1,014.38	2.10%	$10.49
Class I
Actual	$1,000.00	$887.30	1.00%	$4.68
Hypothetical**	$1,000.00	$1,019.84	1.00%	$5.01
Class Y
Actual	$1,000.00	$887.50	1.04%	$4.87
Hypothetical**	$1,000.00	$1,019.64	1.04%	$5.21
VanEck Morningstar Wide Moat Fund
Class I
Actual	$1,000.00	$1,194.10	0.59%	$3.21
Hypothetical**	$1,000.00	$1,021.87	0.59%	$2.96
Class Z
Actual	$1,000.00	$1,194.60	0.49%	$2.67
Hypothetical**	$1,000.00	$1,022.36	0.49%	$2.46
VanEck NDR Managed Allocation Fund
Class A
Actual	$1,000.00	$1,091.40	1.15%	$5.96
Hypothetical**	$1,000.00	$1,019.09	1.15%	$5.76
Class I
Actual	$1,000.00	$1,093.30	0.85%	$4.41
Hypothetical**	$1,000.00	$1,020.58	0.85%	$4.26
Class Y
Actual	$1,000.00	$1,093.00	0.90%	$4.67
Hypothetical**	$1,000.00	$1,020.33	0.90%	$4.51

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
26

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2021 (unaudited)

	Par (000’s)	Value
Short-Term Investments: 95.4%
United States Treasury Obligations: 90.8%
United States Treasury Bills
0.00%, 07/06/21	$25,000	$24,999,910
0.00%, 07/20/21 (a)	25,000	24,999,456
0.00%, 08/03/21 (a)	40,000	39,998,482
0.00%, 09/14/21 (a)	15,000	14,998,750
0.00%, 09/21/21 (a)	20,000	19,998,041
0.01%, 10/14/21 (a)	20,000	19,997,521
0.01%, 07/29/21	15,000	14,999,300
0.01%, 08/05/21 (a)	40,000	39,997,861
0.01%, 08/12/21 (a)	10,000	9,999,533
0.01%, 10/07/21 (a)	50,000	49,994,215
0.01%, 10/28/21	20,000	19,996,860
0.01%, 11/04/21	40,000	39,993,350
0.02%, 08/19/21 (a)	26,000	25,998,748
	Par (000’s)	Value
United States Treasury Obligations (continued)
0.02%, 09/16/21	$40,000	$39,996,792
0.03%, 10/21/21	20,000	19,997,511
0.03%, 12/02/21	30,000	29,993,904
0.04%, 09/02/21	25,000	24,998,075
0.04%, 07/08/21 (a)	35,000	34,999,707
0.05%, 08/26/21 (a)	20,000	19,998,444
0.09%, 07/15/21	22,000	21,999,409
0.09%, 09/09/21 (a)	45,000	44,996,369
		582,952,238

	Number of Shares	Value
Money Market Fund: 4.6%
Invesco Treasury Portfolio - Institutional Class	29,227,443	29,227,443
Total Short-Term Investments: 95.4% (Cost: $612,192,378)		612,179,681
Other assets less liabilities: 4.6%		29,717,204
NET ASSETS: 100.0%		$641,896,885

Total Return Swap Contracts
Long Exposure

Counterparty	Reference Obligation	Notional Amount	Rate paid by the Fund (b)	Payment Frequency	Termination Date	Unrealized Appreciation	% of Net Assets
UBS	UBS Bloomberg Constant Maturity Total Return	$626,856,000	0.45%	Monthly	07/28/21	$11,495,766	1.8%

Footnotes:

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $100,993,346.
(b)	The rate shown reflects the rate in effect at the end of the reporting period: 3-Month T-Bill rate + 0.40%.

Summary of Investments by Sector	% of Investments	Value
Government Activity	95.2%	$582,952,238
Money Market Fund	4.8	29,227,443
	100.0%	$612,179,681

The summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$582,952,238	$—	$582,952,238
Money Market Fund	29,227,443	—	—	29,227,443
Total Investments	$29,227,443	$582,952,238	$—	$612,179,681
Other Financial Instruments:
Total Return Swap Contracts	$—	$11,495,766	$—	$11,495,766

See Notes to Financial Statements

27

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2021 (unaudited)

		Par (000’s)	Value
CORPORATE BONDS: 22.8%
Argentina: 1.2%
YPF SA 144A 4.00%, 02/12/26 (s)	USD	208	$174,668
YPF SA Reg S 8.50%, 07/28/25	USD	244	193,431
			368,099
Bermuda: 0.4%
Digicel International Finance Ltd./Digicel International Holdings Ltd. Reg S 8.75%, 05/25/24	USD	132	137,958
Brazil: 1.7%
Amaggi Luxembourg International Sarl 144A 5.25%, 01/28/28	USD	72	75,588
Atento Luxco 1 SA 144A 8.00%, 02/10/26	USD	207	225,872
CSN Inova Ventures Reg S 6.75%, 01/28/28	USD	215	238,059
			539,519
British Virgin Islands: 0.6%
Studio City Finance Ltd. Reg S 5.00%, 01/15/29	USD	203	205,237
Cyprus: 0.2%
MHP Lux SA 144A 6.25%, 09/19/29	USD	53	53,275
MHP Lux SA Reg S 6.25%, 09/19/29	USD	14	14,073
			67,348
Georgia: 1.3%
Georgia Global Utilities JSC 144A 7.75%, 07/30/25	USD	220	235,112
TBC Bank JSC 144A 5.75%, 06/19/24	USD	152	163,780
			398,892
Ghana: 0.8%
Tullow Oil Plc 144A 7.00%, 03/01/25	USD	120	106,980
Tullow Oil Plc Reg S 7.00%, 03/01/25	USD	172	153,338
			260,318
India: 0.9%
Periama Holdings LLC Reg S 5.95%, 04/19/26	USD	258	280,433
Ireland: 0.9%
Aragvi Finance International DAC 144A 8.45%, 04/29/26	USD	258	269,287
		Par (000’s)	Value
Israel: 0.4%
Delek & Avner Tamar Bond Ltd. 144A
5.08%, 12/30/23	USD	77	$77,692
5.41%, 12/30/25	USD	64	64,521
			142,213
Kazakhstan: 0.7%
Development Bank of Kazakhstan JSC 144A 10.95%, 05/06/26	KZT	93,500	220,756
Luxembourg: 0.2%
Amaggi Luxembourg International Sarl Reg S 5.25%, 01/28/28	USD	64	67,189
Mauritius: 0.7%
IHS Netherlands Holdco BV 144A
7.12%, 03/18/25	USD	66	68,970
8.00%, 09/18/27	USD	135	146,813
			215,783
Mexico: 5.8%
Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	USD	380	8
Petróleos Mexicanos
6.49%, 01/23/27	USD	526	556,245
6.62%, 06/15/35	USD	383	370,648
6.88%, 08/04/26	USD	207	226,489
7.47%, 11/12/26	MXN	13,590	612,392
Petróleos Mexicanos Reg S 7.19%, 09/12/24	MXN	1,300	61,797
			1,827,579
Nigeria: 0.8%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	250	261,376
Qatar: 1.2%
Qatar Petroleum 144A 2.25%, 07/12/31	USD	390	385,866
Saudi Arabia: 1.5%
Dar Al-Arkan Sukuk Co. Ltd. Reg S 6.75%, 02/15/25	USD	205	211,978
Saudi Arabian Oil Co. 144A 1.62%, 11/24/25	USD	264	266,903
			478,881
Ukraine: 0.4%
Kernel Holding SA 144A 6.50%, 10/17/24	USD	108	116,240
United Arab Emirates: 0.7%
Alpha Star Holding III Ltd. Reg S 6.25%, 04/20/22	USD	219	220,719

See Notes to Financial Statements

28

		Par (000’s)	Value
United States: 1.6%
AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	USD	252	$264,020
Kosmos Energy Ltd. 144A 7.50%, 03/01/28	USD	255	252,677
			516,697
Uzbekistan: 0.8%
Uzauto Motors AJ 144A 4.85%, 05/04/26	USD	238	240,678
Total Corporate Bonds (Cost: $7,072,231)			7,221,068

GOVERNMENT OBLIGATIONS: 70.6%
Argentina: 1.1%
Argentine Republic Government International Bond 0.12%, 07/09/41 (s)	USD	950	341,525
Provincia de Buenos Aires Reg S 4.00%, 05/15/35	USD	0	196
			341,721
Bahrain: 0.5%
Bahrain Government International Bond 144A 4.25%, 01/25/28	USD	159	159,470
Brazil: 6.2%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/25	BRL	4,224	896,215
10.00%, 01/01/27	BRL	5,072	1,081,415
			1,977,630
Chile: 4.1%
Bonos de la Tesoreria de la Republica 144A Reg S
2.80%, 10/01/33	CLP	895,000	982,184
4.70%, 09/01/30	CLP	230,000	316,170
			1,298,354
China: 6.0%
China Government Bond
2.68%, 05/21/30	CNY	3,470	517,291
2.85%, 06/04/27	CNY	4,430	678,347
3.02%, 10/22/25	CNY	2,640	410,457
3.81%, 09/14/50	CNY	1,910	303,426
			1,909,521
Colombia: 5.8%
Colombian TES
6.25%, 07/09/36	COP	3,630,000	845,341
7.25%, 10/18/34	COP	3,743,500	978,392
			1,823,733
Czech Republic: 2.3%
Czech Republic Government Bond 1.20%, 03/13/31	CZK	8,880	391,203
		Par (000’s)	Value
Czech Republic (continued)
Czech Republic Government Bond Reg S
0.95%, 05/15/30	CZK	4,280	$185,625
1.00%, 06/26/26	CZK	3,530	159,096
			735,924
Dominican Republic: 1.4%
Dominican Republic International Bond Reg S
8.90%, 02/15/23	DOP	13,100	242,180
9.75%, 06/05/26	DOP	9,600	190,460
			432,640
Ecuador: 2.4%
Ecuador Government International Bond 144A 0.50%, 07/31/30 (s)	USD	179	153,494
Ecuador Government International Bond Reg S 0.50%, 07/31/30 (s)	USD	693	594,255
			747,749
Egypt: 0.9%
Egypt Government International Bond 144A
5.25%, 10/06/25	USD	185	195,480
5.88%, 02/16/31	USD	99	96,451
			291,931
Gabon: 0.1%
Gabon Government International Bond 144A 6.95%, 06/16/25	USD	40	43,450
Ghana: 0.3%
Ghana Government International Bond 144A 7.88%, 03/26/27	USD	80	84,752
Guatamala: 0.3%
Guatemala Government Bond Reg S 4.50%, 05/03/26	USD	81	89,104
Hungary: 2.3%
Hungary Government Bond 1.50%, 04/22/26	HUF	216,690	715,142
Indonesia: 3.9%
Indonesia Treasury Bond
6.50%, 06/15/25	IDR	2,931,000	212,419
7.00%, 05/15/27	IDR	7,713,000	564,698
7.00%, 09/15/30	IDR	6,453,000	461,011
			1,238,128
Iraq: 1.8%
Iraq International Bond Reg S

See Notes to Financial Statements

29

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

		Par (000’s)	Value
Iraq (continued)
5.80%, 01/15/28	USD	592	$574,113
Israel: 0.2%
Israel Government Bond 1.50%, 05/31/37	ILS	221	64,319
Ivory Coast: 0.2%
Ivory Coast Government International Bond Reg S 6.12%, 06/15/33	USD	60	63,478
Jordan: 0.3%
Jordan Government International Bond 144A 4.95%, 07/07/25	USD	36	37,510
Jordan Government International Bond Reg S 4.95%, 07/07/25	USD	40	41,678
			79,188
Kenya: 0.3%
Kenya Government International Bond 144A 7.00%, 05/22/27	USD	82	90,188
Kuwait: 0.4%
Kuwait International Government Bond Reg S 3.50%, 03/20/27	USD	127	141,870
Malaysia: 3.3%
Malaysia Government Bond
3.48%, 03/15/23	MYR	1,030	254,513
3.96%, 09/15/25	MYR	3,047	774,964
			1,029,477
Mexico: 0.1%
Mexican Bonos 5.75%, 03/05/26	MXN	880	42,964
Mongolia: 0.1%
Mongolia Government International Bond Reg S 5.12%, 04/07/26	USD	21	22,473
Nigeria: 0.1%
Nigeria Government International Bond 144A 7.14%, 02/23/30	USD	30	31,744
Oman: 1.3%
Oman Government International Bond 144A 6.25%, 01/25/31	USD	371	399,443
		Par (000’s)	Value
Peru: 1.6%
Peru Government International Bond Reg S 5.40%, 08/12/34	PEN	2,080	$512,009
Philippines: 1.2%
Philippine Government International Bond 3.90%, 11/26/22	PHP	17,777	368,279
Poland: 4.6%
Republic of Poland Government Bond
0.25%, 10/25/26	PLN	3,434	845,756
2.50%, 07/25/27	PLN	2,222	620,847
			1,466,603
Qatar: 1.3%
Qatar Government International Bond 144A 3.25%, 06/02/26	USD	81	88,782
Qatar Government International Bond Reg S 3.25%, 06/02/26	USD	300	328,821
			417,603
Romania: 2.2%
Romania Government Bond
3.25%, 06/24/26	RON	1,480	365,131
3.65%, 07/28/25	RON	1,285	322,564
			687,695
Senegal: 0.2%
Senegal Government International Bond 144A 6.25%, 05/23/33	USD	60	63,429
Singapore: 0.6%
Singapore Government Bond 3.50%, 03/01/27	SGD	237	199,600
South Africa: 6.0%
Republic of South Africa Government Bond
8.00%, 01/31/30	ZAR	14,311	951,339
8.25%, 03/31/32	ZAR	12,121	776,001
8.88%, 02/28/35	ZAR	2,760	175,592
			1,902,932
South Korea: 0.6%
Export-Import Bank of Korea 0.62%, 02/09/26	USD	199	194,851
Thailand: 2.0%
Thailand Government Bond
0.95%, 06/17/25	THB	8,732	275,477
1.60%, 12/17/29	THB	2,450	76,636

See Notes to Financial Statements

30

		Par (000’s)	Value
Thailand (continued)
2.88%, 12/17/28	THB	8,420	$290,771
			642,884
Tunisia: 0.7%
Banque Centrale de Tunisie International Bond Reg S 5.75%, 01/30/25	USD	228	213,317
Turkey: 1.5%
Turkey Government International Bond 7.38%, 02/05/25	USD	450	487,611
United Arab Emirates: 0.9%
Abu Dhabi Government International Bond 144A 2.50%, 04/16/25	USD	60	63,824
Abu Dhabi Government International Bond Reg S 2.50%, 04/16/25	USD	206	219,128
			282,952
Uruguay: 1.1%
Uruguay Government International Bond 8.25%, 05/21/31	UYU	10,243	240,313
		Par (000’s)	Value
Uruguay (continued)
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	4,951	$118,143
			358,456
Zambia: 0.4%
Zambia Government Bond 13.00%, 01/25/31	ZMW	6,230	121,080
Total Government Obligations (Cost: $22,008,861)			22,347,807
		Number of Shares
COMMON STOCK: 0.0% (Cost: $0)
Mexico: 0.0%
Corp. GEO SAB de CV (MXN) # *		10,247	0

MONEY MARKET FUND: 6.1% (Cost: $1,945,415)
Invesco Treasury Portfolio - Institutional Class		1,945,415	1,945,415
Total Investments: 99.5% (Cost: $31,026,507)			31,514,290
Other assets less liabilities: 0.5%			172,927
NET ASSETS: 100.0%			$31,687,217

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
ZMW	Zambian Kwacha

See Notes to Financial Statements

31

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Footnotes:

(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
(d)	Security in default
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $0 which represents 0.0% of net assets.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $6,213,425, or 19.6% of net assets.

Summary of Investments by Sector	% of Investments	Value
Basic Materials	1.6%	$518,492
Consumer Cyclicals	1.4	445,915
Consumer Non-Cyclicals	1.8	561,477
Energy	12.0	3,765,023
Financials	4.9	1,528,183
Government Activity	70.9	22,347,807
Industrials	0.4	137,958
Utilities	0.8	264,020
Money Market Fund	6.2	1,945,415
	100.0%	$31,514,290

The summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$7,221,068	$—	$7,221,068
Government Obligations*	—	22,347,807	—	22,347,807
Common Stock*	—	—	0	0
Money Market Fund	1,945,415	—	—	1,945,415
Total Investments	$1,945,415	$29,568,875	$0	$31,514,290

* See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

32

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2021 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 95.5%
Argentina: 2.2%
MercadoLibre, Inc. (USD) *	42,135	$65,637,482
Brazil: 6.2%
Fleury SA	5,396,300	28,121,777
Infracommerce CXAAS SA *	1,097,700	5,248,162
JSL SA ‡	12,126,500	29,256,906
Locaweb Servicos de Internet SA 144A *	4,504,800	24,508,402
Movida Participacoes SA *	7,905,700	31,296,641
Rede D’Or Sao Luiz SA 144A	970,600	13,470,690
Rumo SA *	3,734,577	14,378,775
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA *	2,350,000	26,756,303
Vasta Platform Ltd. (USD) * † ‡	987,296	8,016,843
Westwing Comercio Varejista Ltda *	3,916,100	7,243,580
		188,298,079
British Virgin Islands: 1.2%
Fix Price Group Ltd. (GDR) # * †	3,547,800	31,113,841
Juhayna Food Industries (EGP) # *	12,269,140	4,466,275
		35,580,116
China: 30.3%
Alibaba Group Holding Ltd. (ADR) *	496,900	112,686,982
Alibaba Health Information Technology Ltd. (HKD) # *	16,722,000	37,040,859
China Animal Healthcare Ltd. (HKD) # *	8,365,994	1
China Conch Venture Holdings Ltd. (HKD) #	2,112,000	8,886,361
China Education Group Holdings Ltd. (HKD) # †	33,172,000	73,990,500
China Feihe Ltd. (HKD) 144A #	13,309,000	28,694,503
Fu Shou Yuan International Group Ltd. (HKD) #	24,135,000	23,584,234
GDS Holdings Ltd. (ADR) *	623,100	48,907,119
Hundsun Technologies, Inc. # *	983,952	14,175,834
Meituan (HKD) 144A # *	811,000	33,454,678
NetEase, Inc. (ADR)	198,500	22,877,125
	Number of Shares	Value
China (continued)
New Oriental Education & Technology Group, Inc. (ADR) *	1,727,531	$14,148,479
OneConnect Financial Technology Co. Ltd. (ADR) *	1,091,700	13,122,234
Pharmaron Beijing Co. Ltd. (HKD) 144A # †	1,323,800	35,247,586
Ping An Bank Co. Ltd. #	11,047,897	38,668,016
Ping An Insurance Group Co. of China Ltd. (HKD) #	2,465,000	24,096,354
Qingdao TGOOD Electric Co. Ltd. #	7,073,810	32,920,414
Shanghai Baosight Software Co. Ltd. #	4,389,206	34,546,497
Tencent Holdings Ltd. (HKD) #	2,069,000	155,780,125
Topsports International Holdings Ltd. (HKD) 144A #	20,388,000	33,338,336
Wuxi Biologics Cayman, Inc. (HKD) 144A # *	2,002,000	36,657,184
Yifeng Pharmacy Chain Co. Ltd. #	3,711,369	32,203,995
Yum China Holdings, Inc. (USD)	550,000	36,437,500
Zai Lab Ltd. (ADR) *	139,000	24,601,610
		916,066,526
Egypt: 1.7%
Cleopatra Hospital # *	52,387,115	16,030,691
Commercial International Bank Egypt SAE # *	6,893,312	23,072,500
Fawry for Banking & Payment Technology Services SAE # *	10,165,701	12,235,667
		51,338,858
Georgia: 1.1%
Bank of Georgia Group Plc (GBP) *	1,332,197	24,767,609
Georgia Capital Plc (GBP) *	815,197	8,119,167
		32,886,776
Germany: 2.1%
Delivery Hero SE 144A # *	483,000	63,816,914
Hong Kong: 2.3%
A-Living Smart City Services Co. Ltd. 144A # †	14,051,500	69,745,118
Hungary: 1.0%
OTP Bank Nyrt # *	536,000	28,853,802

See Notes to Financial Statements

33

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

	Number of Shares	Value
India: 10.0%
Bandhan Bank Ltd. 144A # *	1,042,007	$4,637,726
Cholamandalam Investment and Finance Co. Ltd. #	5,027,000	34,753,242
HDFC Bank Ltd. #	3,807,000	76,847,016
HDFC Bank Ltd. (ADR)	876,000	64,053,120
Lemon Tree Hotels Ltd. 144A # *	13,907,220	7,872,483
Oberoi Realty Ltd. # *	2,035,000	17,190,902
Phoenix Mills Ltd. # *	1,706,200	18,793,461
Reliance Industries Ltd. #	2,771,466	78,032,592
		302,180,542
Japan: 1.1%
Bank BTPN Syariah Tbk PT (IDR) #	171,500,000	34,111,410
Kazakhstan: 1.3%
Kaspi.kz JSC (USD) (GDR) #	361,510	38,320,060
Kaspi.kz JSC (USD) 144A (GDR) *	12,030	1,275,180
		39,595,240
Kenya: 0.4%
Safaricom Plc #	35,285,000	13,727,300
Kuwait: 0.5%
Humansoft Holding Co. KSC #	1,255,090	15,623,958
Mexico: 2.4%
Qualitas Controladora SAB de CV	6,145,058	28,777,022
Regional SAB de CV	7,438,000	44,078,005
		72,855,027
Philippines: 2.3%
Bloomberry Resorts Corp. # *	135,800,000	18,088,335
International Container Terminal Services, Inc. #	15,244,740	51,104,282
		69,192,617
Poland: 0.6%
InPost SA (EUR) # *	846,726	17,038,762
Russia: 3.5%
Detsky Mir PJSC 144A #	10,704,700	22,100,924
Sberbank of Russia PJSC (ADR) #	3,212,000	53,373,765
Yandex NV (USD) * †	448,000	31,696,000
		107,170,689
South Africa: 5.3%
Naspers Ltd. #	236,927	49,955,317
Prosus NV (EUR) #	779,727	76,387,960
Transaction Capital Ltd.	12,901,263	34,168,471
		160,511,748
South Korea: 6.4%
Doosan Fuel Cell Co. Ltd. # * †	411,000	18,236,882
	Number of Shares	Value
South Korea (continued)
LG Chem Ltd. #	101,660	$76,762,418
Naver Corp. #	177,400	65,827,533
Samsung SDI Co. Ltd. #	50,790	31,446,006
		192,272,839
Taiwan: 10.4%
Chroma ATE, Inc. #	3,073,000	21,108,129
MediaTek, Inc. #	1,772,000	61,109,597
Poya International Co. Ltd. # *	1,874,132	36,497,617
Sea Ltd. (ADR) * †	183,750	50,457,750
Taiwan Semiconductor Manufacturing Co. Ltd. #	5,415,000	116,628,423
Wiwynn Corp. #	769,000	27,507,638
		313,309,154
Tanzania: 1.2%
Helios Towers Plc (GBP) *	15,841,714	35,719,563
Turkey: 2.0%
AvivaSA Emeklilik ve Hayat AS #	3,102,147	6,574,859
MLP Saglik Hizmetleri AS 144A * ‡	10,730,392	27,310,476
Sok Marketler Ticaret AS # *	11,173,140	15,087,021
Tofas Turk Otomobil Fabrikasi AS	3,864,000	13,109,663
		62,082,019
United Kingdom: 0.0%
Hirco Plc # *	812,346	1

Total Common Stocks (Cost: $2,092,061,747)		2,887,614,540

PREFERRED SECURITIES: 3.2% (Cost: $93,923,152)
South Korea: 3.2%
Samsung Electronics Co. Ltd., 1.94% #	1,471,000	96,277,005

MONEY MARKET FUND: 1.5% (Cost: $44,274,029)
Invesco Treasury Portfolio - Institutional Class	44,274,029	44,274,029

Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $2,230,258,928)		3,028,165,574

See Notes to Financial Statements

34

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $4,317,585)
Money Market Fund: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio	4,317,585	$4,317,585
Total Investments: 100.3% (Cost: $2,234,576,513)		3,032,483,159
Liabilities in excess of other assets: (0.3)%		(10,519,219)
NET ASSETS: 100.0%		$3,021,963,940

Definitions:

ADR	American Depositary Receipt
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
†	Security fully or partially on loan. Total market value of securities on loan is $68,268,165.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,093,642,909 which represents 69.3% of net assets.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $402,130,200, or 13.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	12.5%	$381,333,558
Consumer Discretionary	24.5	743,105,625
Consumer Staples	2.7	80,451,794
Energy	2.6	78,032,592
Financials	17.5	528,952,085
Health Care	7.2	218,480,874
Industrials	9.9	299,620,445
Information Technology	17.9	541,167,791
Materials	2.5	76,762,418
Real Estate	1.2	35,984,363
Money Market Fund	1.5	44,274,029
	100.0%	$3,028,165,574

See Notes to Financial Statements

35

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Transactions in securities of affiliates for the period ended June 30, 2021:

		Value 12/31/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 6/30/2021
JSL SA	$	–(a)	$6,052,960	$–	$–	$259,200	$4,457,162	$29,256,906
MLP Saglik
Hizmetleri AS		–(a)	4,041,170	–	–	–	(1,695,454)	27,310,476
Vasta Platform Ltd.		–(a)	2,590,887	–	–	–	(6,366,835)	8,016,843
		$–	$12,685,017	$–	$–	$259,200	$(3,605,127)	$64,584,225

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

The summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$65,637,482	$—	$—	$65,637,482
Brazil	188,298,079	—	—	188,298,079
British Virgin Islands	—	35,580,116	—	35,580,116
China	272,781,049	643,285,476	1	916,066,526
Egypt	—	51,338,858	—	51,338,858
Georgia	32,886,776	—	—	32,886,776
Germany	—	63,816,914	—	63,816,914
Hong Kong	—	69,745,118	—	69,745,118
Hungary	—	28,853,802	—	28,853,802
India	64,053,120	238,127,422	—	302,180,542
Japan	—	34,111,410	—	34,111,410
Kazakhstan	1,275,180	38,320,060	—	39,595,240
Kenya	—	13,727,300	—	13,727,300
Kuwait	—	15,623,958	—	15,623,958
Mexico	72,855,027	—	—	72,855,027
Philippines	—	69,192,617	—	69,192,617
Poland	—	17,038,762	—	17,038,762
Russia	31,696,000	75,474,689	—	107,170,689
South Africa	34,168,471	126,343,277	—	160,511,748
South Korea	—	192,272,839	—	192,272,839
Taiwan	50,457,750	262,851,404	—	313,309,154
Tanzania	35,719,563	—	—	35,719,563
Turkey	40,420,139	21,661,880	—	62,082,019
United Kingdom	—	—	1	1
Preferred Securities *	—	96,277,005	—	96,277,005
Money Market Funds	48,591,614	—	—	48,591,614
Total Investments	$938,840,250	$2,093,642,907	$2	$3,032,483,159

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

36

GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

June 30, 2021 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 95.8%
Australia: 3.2%
Ecograf Ltd. # * †	1,455,481	$621,082
Galaxy Resources Ltd. # *	450,919	1,239,353
Piedmont Lithium, Inc. (USD) * †	81,100	6,338,776
Rio Tinto Plc (ADR) †	208,700	17,507,843
		25,707,054
Brazil: 1.8%
Vale SA (ADR)	356,000	8,120,360
Yara International ASA (NOK) #	123,800	6,523,560
		14,643,920
British Virgin Islands: 0.1%
Talon Metals Corp. (CAD) *	1,562,000	655,244

Canada: 11.2%
Agnico Eagle Mines Ltd. (USD)	274,606	16,599,933
B2Gold Corp. (USD)	1,234,100	5,195,561
Barrick Gold Corp. (USD)	742,045	15,345,491
Euro Manganese, Inc. (AUD) # *	2,113,972	816,529
Kinross Gold Corp. (USD)	1,687,500	10,715,625
Kirkland Lake Gold Ltd. (USD)	385,998	14,872,503
Nouveau Monde Graphite, Inc. (USD) *	179,100	1,405,935
Nutrien Ltd. (USD) (a)	399,871	24,236,181
		89,187,758
Cayman Islands: 0.3%
Alussa Energy Acquisition Corp. (USD) (s) * †	261,900	2,595,429

Chile: 1.9%
Lundin Mining Corp. (CAD)	1,712,300	15,443,299

Finland: 0.9%
Neste Oyj #	115,500	7,085,006

Norway: 1.9%
Equinor ASA (ADR) †	711,500	15,083,800

South Africa: 6.0%
Anglo American Plc (GBP) #	665,200	26,471,061
Sibanye Stillwater Ltd. (ADR) †	1,266,100	21,181,853
		47,652,914
Spain: 0.2%
Soltec Power Holdings SA * †	120,800	1,078,587

United Kingdom: 0.9%
Endeavour Mining Plc (CAD)	338,500	7,269,176
	Number of Shares	Value
United States: 63.5%
Bunge Ltd.	189,600	$14,817,240
ChampionX Corp. *	336,300	8,626,095
Chart Industries, Inc. *	91,334	13,363,991
Chevron Corp.	137,200	14,370,328
Cimarex Energy Co.	271,900	19,699,155
ConocoPhillips	261,141	15,903,487
Corteva, Inc.	194,066	8,606,827
Darling Ingredients, Inc. *	118,000	7,965,000
Devon Energy Corp.	598,632	17,474,068
Diamondback Energy, Inc.	249,268	23,403,772
Enphase Energy, Inc. *	27,700	5,086,551
EQT Corp. *	741,100	16,496,886
FMC Corp.	143,000	15,472,600
Freeport-McMoRan, Inc.	830,200	30,808,722
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	532,791	29,916,215
IPG Photonics Corp. *	52,200	11,002,194
Kirby Corp. *	122,000	7,398,080
Liberty Oilfield Services, Inc. *	951,350	13,471,116
Louisiana-Pacific Corp.	241,800	14,578,122
MP Materials Corp. * †	256,100	9,439,846
Newmont Corp.	327,655	20,766,774
Ormat Technologies, Inc.	137,200	9,539,516
Pioneer Natural Resources Co.	183,788	29,869,226
Sanderson Farms, Inc.	69,800	13,120,306
SolarEdge Technologies, Inc. *	87,100	24,071,827
Solaris Oilfield Infrastructure, Inc.	603,300	5,876,142
Star Peak Corp. II (s) *	313,700	3,105,630
Stem, Inc. * †	392,099	14,119,485
Stem, Inc. # * ø	362,000	13,035,620
Sunrun, Inc. * †	479,900	26,768,822
TuSimple Holdings, Inc. *	101,430	7,225,873
Tyson Foods, Inc.	193,700	14,287,312
Union Pacific Corp.	24,700	5,432,271
Valero Energy Corp.	283,100	22,104,448
		507,223,547
Zambia: 3.9%
First Quantum Minerals Ltd. (CAD)	1,353,400	31,192,835
Total Common Stocks (Cost: $473,472,521)		764,818,569

See Notes to Financial Statements

37

GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

	Number of Shares	Value
WARRANTS: 0.6%
Cayman Islands: 0.0%
Alussa Energy Acquisition Corp., USD 11.50, expiring 10/31/26 (s)	120,350	$253,938

United States: 0.6%
Star Peak Corp. II, USD 11.50, expiring 12/24/25 (s)	74,875	132,529
Stem, Inc., USD 11.50, expiring 08/11/25	210,033	4,990,384
		5,122,913
Total Warrants (Cost: $753,010)		5,376,851
	Number of Shares	Value
MONEY MARKET FUND: 4.0% (Cost: $31,665,640)
Invesco Treasury Portfolio - Institutional Class	31,665,640	$31,665,640

Total Investments Before Collateral for Securities Loaned: 100.4% (Cost: $505,891,171)		801,861,060

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.1% (Cost: $24,630,303)
Money Market Fund: 3.1%
State Street Navigator Securities Lending Government Money Market Portfolio	24,630,303	24,630,303
Total Investments: 103.5% (Cost: $530,521,474)		826,491,363
Liabilities in excess of other assets: (3.5)%		(28,025,702)
NET ASSETS: 100.0%		$798,465,661

Derivative Contracts – PIPE – As of June 30, 2021

Counterparty	Referenced Obligation	Notional Amount	Settlement Date	Unrealized Appreciation (Depreciation)	% of Net Assets
ACON S2	ACON S2 # (b) * ∞	$1,900,000	09/30/21	$(26,163)	0.0%
Alussa Energy Acquisition Corp.	Alussa Energy Acquisition Corp. # (b) * ∞	$3,500,000	07/23/21	(65,555)	0.0
Climate Change Crisis	Climate Change Crisis # (b) * ∞	$3,080,000	07/15/21	1,410,640	0.2
Decarbonization Plus	Decarbonization Plus # (b) * ∞	$850,000	09/15/21	10,166	0.0
Star Peak Corp. II	Star Peak Corp. II # (b) * ∞	$1,900,000	09/30/21	(26,980)	0.0
				$1,302,108	0.2%

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
PIPE	Private Investment in Public Equity
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $94,446,003.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $57,094,319 which represents 7.2% of net assets.
*	Non-income producing
(a)	All or a portion of these securities are segregated for the unfunded subscription agreements. Total value of securities segregated is $17,518,169.
(s)	Special Purpose Acquisition Company (SPAC).
ø	Restricted Security – the aggregate value of restricted securities is $13,035,620, or 1.6% of net assets
∞	Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

See Notes to Financial Statements

38

(b)	Represents an unfunded subscription agreement in a private investment in a public entity. According to the agreement, the Fund is committed to purchase specified number of shares at a stated price on the settlement date pursuant to the closing of the business combination. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require shareholders approval, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the Fund is no longer obligated to fulfill its transactional commitment. The investment is restricted from resale until the settlement date.

Restricted securities held by the fund as of June 30, 2021 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Stem, Inc.	03/04/2021	362,000	$3,620,000	$13,035,620	1.6%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Staples	6.3%	$50,189,858
Energy	26.1	209,463,530
Financials	3.7	29,916,215
Industrials	11.7	93,413,113
Information Technology	5.0	40,160,572
Materials	41.3	331,425,090
Special Purpose Acquisition Company	0.8	6,087,526
Utilities	1.2	9,539,516
Money Market Fund	3.9	31,665,640
	100.0%	$801,861,060

The summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$23,846,619	$1,860,435	$—	$25,707,054
Brazil	8,120,360	6,523,560	—	14,643,920
British Virgin Islands	655,244	—	—	655,244
Canada	88,371,229	816,529	—	89,187,758
Cayman Islands	2,595,429	—	—	2,595,429
Chile	15,443,299	—	—	15,443,299
Finland	—	7,085,006	—	7,085,006
Norway	15,083,800	—	—	15,083,800
South Africa	21,181,853	26,471,061	—	47,652,914
Spain	1,078,587	—	—	1,078,587
United Kingdom	7,269,176	—	—	7,269,176
United States	494,187,927	13,035,620	—	507,223,547
Zambia	31,192,835	—	—	31,192,835
Warrants *	5,376,851	—	—	5,376,851
Money Market Funds	56,295,943	—	—	56,295,943
Total Investments	$770,699,152	$55,792,211	$—	$826,491,363
Other Financial Instruments:
Assets
Derivative Contracts – PIPE	$—	$—	$1,420,806	$1,420,806
Liabilities
Derivative Contracts – PIPE	$—	$—	$(118,698)	$(118,698)

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

39

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2021 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 97.7%
Australia: 16.7%
Bellevue Gold Ltd. # *	40,613,982	$28,956,859
De Grey Mining Ltd. # *	12,477,922	11,535,187
Emerald Resources NL # *	8,342,400	5,629,788
Evolution Mining Ltd. #	12,724,987	42,994,220
Northern Star Resources Ltd. #	4,289,900	31,505,540
Predictive Discovery Ltd. # * ‡	65,185,000	3,766,726
West African Resources Ltd. # * ‡	46,967,900	35,053,664
		159,441,984
Brazil: 5.1%
Wheaton Precious Metals Corp. (USD)	1,100,386	48,494,011
Canada: 58.7%
Agnico Eagle Mines Ltd. (USD)	664,900	40,193,205
Alamos Gold, Inc. (USD)	2,124,314	16,251,002
B2Gold Corp. (USD)	12,361,436	52,041,646
Barrick Gold Corp. (USD)	2,412,400	49,888,432
Bear Creek Mining Corp. # *∞ ø	948,000	1,238,916
Bear Creek Mining Corp. *	3,312,900	4,329,540
Benchmark Metals, Inc. * † ‡	9,657,420	8,725,646
Bonterra Resources, Inc. *	4,445,030	4,948,484
Corvus Gold, Inc. * ‡	7,541,239	20,745,099
Equinox Gold Corp. (USD) *	2,679,303	18,621,156
Franco-Nevada Corp. (USD)	26,500	3,844,355
G Mining Ventures Corp. * ‡	10,281,966	7,465,125
Galway Metals, Inc. * ‡	11,691,900	8,205,835
GoGold Resources, Inc. # *∞ ø	2,725,643	6,794,318
Gold Standard Ventures Corp. (USD) *	4,470,444	2,503,449
Goldsource Mines, Inc. # *∞ ø	4,314,354	3,592,511
Great Bear Resources Ltd. *	576,294	7,071,178
Kinross Gold Corp. (USD)	8,284,100	52,604,035
Kirkland Lake Gold Ltd. (USD)	1,661,448	64,015,591
Liberty Gold Corp. * ‡	23,012,373	27,846,531
Lundin Gold, Inc. *	542,700	4,557,524
Marathon Gold Corp. *	5,230,500	13,586,810
Nighthawk Gold Corp. # * ø	3,298,000	3,097,396
O3 Mining, Inc. *	2,093,900	3,885,100
Orezone Gold Corp. *	15,811,175	16,581,581
	Number of Shares	Value
Canada (continued)
Osisko Mining, Inc. *	5,930,896	$14,784,179
Perpetua Resources Corp. * †	286,720	2,100,208
Pretium Resources, Inc. (USD) * †	882,600	8,437,656
Probe Metals, Inc. *	3,612,000	4,895,256
Pure Gold Mining, Inc. # *∞ ø	5,058,500	6,243,550
Pure Gold Mining, Inc. *	5,558,951	6,816,397
Rio2 Ltd. *	8,976,056	5,792,873
Sabina Gold & Silver Corp. *	9,812,200	13,852,331
Silver Tiger Metals, Inc. *	6,321,000	3,008,543
Skeena Resources Ltd. *	459,250	4,816,271
SSR Mining, Inc. (USD)	1,010,700	15,756,813
Wallbridge Mining Co. Ltd. *	10,544,000	4,508,164
Yamana Gold, Inc. (USD)	6,019,409	25,401,906
		559,048,612
South Africa: 2.4%
Gold Fields Ltd. (ADR)	2,533,700	22,549,930
United Kingdom: 4.7%
Endeavour Mining Plc (CAD)	2,079,779	44,662,566
United States: 10.1%
Argonaut Gold, Inc. (CAD) *	2,519,222	6,035,890
Gatos Silver, Inc. * †	569,166	9,954,713
GoGold Resources, Inc. (CAD) * †	4,327,418	10,752,217
Newmont Corp.	1,092,576	69,247,467
		95,990,287
Total Common Stocks (Cost: $514,841,641)		930,187,390

WARRANTS: 1.5%
Canada: 1.5%
Benchmark Metals, Inc., CAD 1.80, expiring 09/18/22 # *∞	2,395,000	503,112
Bonterra Resources, Inc., CAD 3.10, expiring 08/20/21 # *∞	352,000	0
Goldsource Mines, Inc., CAD 1.40, expiring 05/20/23 #∞ ø	21,571,772	809,203
Liberty Gold Corp., CAD 0.60, expiring 10/02/21 # * ‡∞	10,822,000	7,857,212
Marathon Gold Corp., CAD 1.60, expiring 09/30/21 # *∞	1,754,500	2,307,063
O3 Mining, Inc., CAD 3.25, expiring 06/18/22 # *∞	694,450	182,352

See Notes to Financial Statements

40

	Number of Shares	Value
Canada (continued)
Osisko Mining, Inc., CAD 5.25, expiring 12/23/21 # *∞	357,198	$40,198
PG Mining Ventures Corp., CAD 0.80, expiring 05/20/22 # *∞	5,140,983	1,157,094
Pure Gold Mining, Inc., CAD 0.85, expiring 07/18/22 # *∞	3,172,500	1,856,511
Total Warrants (Cost: $4,387,415)		14,712,745
	Number of Shares	Value
MONEY MARKET FUND: 1.6% (Cost: $15,443,259)
Invesco Treasury Portfolio - Institutional Class	15,443,259	$15,443,259
Total Investments Before Collateral for Securities Loaned: 100.8% (Cost: $534,672,315)		960,343,394

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $771,065)
Money Market Fund: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio	771,065	771,065
Total Investments: 100.9% (Cost: $535,443,380)		961,114,459
Liabilities in excess of other assets: (0.9)%		(8,529,911)
NET ASSETS: 100.0%		$952,584,548

Schedule of Open Forward Foreign Currency Contracts - June 30, 2021

Counterparty	Currency to be sold		Currency to be purchased		Settlement Dates	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	USD	3,134,644	CAD	3,792,700	7/7/2021	$(75,046)

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $195,121,420 which represents 20.5% of net assets.
*	Non-income producing
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
ø	Restricted Security – the aggregate value of restricted securities is $21,775,894, or 2.3% of net assets
†	Security fully or partially on loan. Total market value of securities on loan is $1,397,187.

Restricted securities held by the fund as of June 30, 2021 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Bear Creek Mining Corp.	08/15/2015	948,000	$2,865,267	$1,238,916	0.1%
GoGold Resources, Inc.	08/31/2020	2,725,643	2,002,864	6,794,318	0.7
Goldsource Mines, Inc. *	04/30/2021	21,571,772	789,589	809,203	0.1
Goldsource Mines, Inc.	04/30/2021	4,314,354	3,861,034	3,592,511	0.4
Nighthawk Gold Corp.	06/09/2021	3,298,000	3,130,970	3,097,396	0.3
Pure Gold Mining, Inc.	05/21/2020	5,058,500	3,571,215	6,243,550	0.7
			$16,220,939	$21,775,894	2.3%

*	Warrants

See Notes to Financial Statements

41

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	3.0%	$28,794,489
Gold	90.7	870,798,642
Precious Metals & Minerals	3.4	32,343,748
Silver	1.3	12,963,256
Money Market Fund	1.6	15,443,259
	100.0%	$960,343,394

Transactions in securities of affiliates for the period ended June 30, 2021:

	Value 12/31/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 6/30/2021
Benchmark Metals, Inc.	$–	$9,297,112	$–	$–	$–	$(571,466)	$8,725,646
Corvus Gold, Inc.	17,891,855	–	–	–	–	2,853,244	20,745,099
G Mining Ventures Corp.	–	2,849,704	–	–	–	4,615,421	7,465,125
Galway Metals, Inc.	–(a)	3,572,221	–	–	–	(1,879,047)	8,205,835
Liberty Gold Corp.*	9,692,104	–	–	–	–	(1,834,892)	7,857,212
Liberty Gold Corp.	34,226,388	–	(2,833,111)	949,399	–	(4,496,145)	27,846,531
Orezone Gold Corp.	11,191,133	2,360,839	–	–	–	3,029,609	–(b)
Predictive Discovery Ltd.	–	4,052,162	–	–	–	(285,437)	3,766,725
West African Resources Ltd.	37,833,807	–	–	–	–	(2,780,143)	35,053,664
	$110,835,287	$22,132,038	$(2,833,111)	$949,399	$–	$(1,348,856)	$119,665,837

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.
*	Warrants
(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$159,441,984	$—	$159,441,984
Brazil	48,494,011	—	—	48,494,011
Canada	538,081,921	3,097,396	17,869,295	559,048,612
South Africa	22,549,930	—	—	22,549,930
United Kingdom	44,662,566	—	—	44,662,566
United States	95,990,287	—	—	95,990,287
Warrants *	—	—	14,712,745	14,712,745
Money Market Funds	16,214,324	—	—	16,214,324
Total Investments	$765,993,039	$162,539,380	$32,582,040	$961,114,459
Other Financial Instruments:
Liabilities
Forward Foreign Currency Contract	$—	$(75,046)	$—	$(75,046)

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

42

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

June 30, 2021 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 100.0%
Banks: 2.5%
Wells Fargo & Co.	9,555	$432,746
Capital Goods: 13.6%
Boeing Co. *	1,620	388,087
Emerson Electric Co.	2,211	212,787
General Dynamics Corp.	2,207	415,490
Lockheed Martin Corp.	1,099	415,807
Masco Corp.	3,630	213,843
Northrop Grumman Corp.	634	230,414
Raytheon Technologies Corp.	2,497	213,019
Roper Technologies, Inc.	495	232,749
		2,322,196
Consumer Durables & Apparel: 1.4%
Polaris, Inc.	1,713	234,613
Consumer Services: 2.5%
McDonald’s Corp.	916	211,587
Yum! Brands, Inc.	1,812	208,434
		420,021
Diversified Financials: 5.2%
Berkshire Hathaway, Inc. *	1,514	420,771
BlackRock, Inc.	268	234,492
Intercontinental Exchange, Inc.	1,913	227,073
		882,336
Energy: 2.6%
Cheniere Energy, Inc. *	5,149	446,624
Food, Beverage & Tobacco: 10.8%
Altria Group, Inc.	8,120	387,162
Constellation Brands, Inc.	1,730	404,630
Kellogg Co.	6,490	417,502
Philip Morris International, Inc.	4,384	434,498
The Coca-Cola Co.	3,822	206,808
		1,850,600
Health Care Equipment & Services: 8.7%
Cerner Corp.	5,369	419,641
Medtronic Plc	3,400	422,042
Veeva Systems, Inc. *	752	233,834
Zimmer Biomet Holdings, Inc.	2,562	412,021
		1,487,538
Materials: 4.4%
Compass Minerals
International, Inc.	6,162	365,160
	Number of Shares	Value
Materials (continued)
Corteva, Inc.	8,818	$391,078
		756,238
Media & Entertainment: 6.6%
Alphabet, Inc. *	185	451,731
Comcast Corp.	3,769	214,909
Facebook, Inc. *	1,317	457,934
		1,124,574
Pharmaceuticals, Biotechnology & Life Sciences: 13.8%
Biogen, Inc. *	1,254	434,222
Bristol-Myers Squibb Co.	6,363	425,176
Gilead Sciences, Inc.	6,124	421,699
Merck & Co., Inc.	5,388	419,025
Pfizer, Inc.	10,834	424,259
Thermo Fisher Scientific, Inc.	473	238,614
		2,362,995
Retailing: 2.6%
Amazon.com, Inc. *	128	440,341
Semiconductors & Semiconductor Equipment: 2.2%
Intel Corp.	6,789	381,134
Software & Services: 20.7%
Adobe, Inc. *	443	259,439
Aspen Technology, Inc. *	2,849	391,851
Blackbaud, Inc. *	5,612	429,711
Guidewire Software, Inc. *	3,891	438,594
Microsoft Corp.	1,686	456,737
Salesforce.com, Inc. *	1,820	444,571
ServiceNow, Inc. *	872	479,208
The Western Union Co.	8,425	193,522
Tyler Technologies, Inc. *	975	441,061
		3,534,694
Utilities: 2.4%
Dominion Energy, Inc.	5,439	400,147
Total Common Stocks (Cost: $14,176,227)		17,076,797

MONEY MARKET FUND: 0.4% (Cost: $64,029)
Invesco Treasury Portfolio - Institutional Class	64,029	64,029
Total Investments: 100.4% (Cost: $14,240,256)		17,140,826
Liabilities in excess of other assets: (0.4)%		(71,377)
NET ASSETS: 100.0%		$17,069,449

Footnotes:

*	Non-income producing

See Notes to Financial Statements

43

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector	% of Investments	Value
Communication Services	6.6%	$1,124,574
Consumer Discretionary	6.5	1,094,975
Consumer Staples	10.8	1,850,600
Energy	2.6	446,624
Financials	7.6	1,315,082
Health Care	22.5	3,850,533
Industrials	13.5	2,322,196
Information Technology	22.8	3,915,828
Materials	4.4	756,238
Utilities	2.3	400,147
Money Market Fund	0.4	64,029
	100.0%	$17,140,826

The summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$17,076,797	$—	$—	$17,076,797
Money Market Fund	64,029	—	—	64,029
Total Investments	$17,140,826	$—	$—	$17,140,826

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

44

VANECK NDR MANAGED ALLOCATION FUND

SCHEDULE OF INVESTMENTS

June 30, 2021 (unaudited)

	Number of Shares	Value
EXCHANGE TRADED FUNDS: 100.0% (a)
iShares Core MSCI Emerging Markets ETF	23,362	$1,565,020
iShares Core U.S. Aggregate Bond ETF	30,337	3,498,766
iShares MSCI Canada ETF	26,694	994,885
iShares MSCI Eurozone ETF †	77,697	3,834,347
iShares MSCI South Korea ETF	2,184	203,505
iShares MSCI Switzerland ETF †	18,833	915,849
iShares MSCI United Kingdom ETF †	23,009	752,394
iShares Russell 1000 Growth ETF †	15,410	4,183,507
iShares Russell 1000 Value ETF	62,824	9,965,144
iShares Russell 2000 Growth ETF †	3,281	1,022,655
iShares Russell 2000 Value ETF	13,129	2,176,394
JPMorgan BetaBuilders Japan ETF	30,059	1,698,033
Vanguard FTSE Emerging Markets ETF †	24,992	1,357,316
	Number of Shares	Value
Vanguard Total Bond Market ETF	40,778	$3,502,422
Total Exchange Traded Funds (Cost: $27,956,890)		35,670,237

MONEY MARKET FUND: 0.2% (Cost: $87,794)
Invesco Treasury Portfolio - Institutional Class	87,794	87,794
Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $28,044,684)		35,758,031

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 6.6% (Cost: $2,345,233)
Money Market Fund: 6.6%
State Street Navigator Securities Lending Government Money Market Portfolio	2,345,233	2,345,233
Total Investments: 106.8% (Cost: $30,389,917)		38,103,264
Liabilities in excess of other assets: (6.8)%		(2,418,377)
NET ASSETS: 100.0%		$35,684,887

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov.
†	Security fully or partially on loan. Total market value of securities on loan is $9,954,459.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Exchange Traded Fund	99.8%	$35,670,237
Money Market Fund	0.2	87,794
	100.0%	$35,758,031

The summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$35,670,237	$—	$—	$35,670,237
Money Market Funds	2,433,027	—	—	2,433,027
Total Investments	$38,103,264	$—	$—	$38,103,264

See Notes to Financial Statements

45

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021 (unaudited)

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund	Emerging Markets Fund	Global Resources Fund
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$612,179,681	$31,514,290	$2,963,581,348	$801,861,060
Affiliated issuers (3)	—	—	64,584,226	—
Short-term investments held as collateral for securities loaned (4)	—	—	4,317,585	24,630,303
Total return swap contracts, at value	11,495,766	—	—	—
Cash	17,461,777	27,122	—	—
Cash denominated in foreign currency, at value (5)	—	170,044	8,266,194	1,891
Receivables:
Investment securities sold	—	1,004,274	70,538,421	591,772
Shares of beneficial interest sold	1,820,412	15,850	3,287,177	1,287,997
Dividends and interest	2,685	555,381	2,684,897	918,925
Prepaid expenses	1,001	62	41,088	27,946
Unrealized appreciation on derivative contracts – PIPE	—	—	—	1,420,806
Other assets	—	—	2,241	—
Total assets	642,961,322	33,287,023	3,117,303,177	830,740,700
Liabilities:
Payables:
Investment securities purchased	—	1,491,672	83,042,156	5,099,764
Collateral for securities loaned	—	—	4,317,585	24,630,303
Shares of beneficial interest redeemed	320,004	12,859	931,747	341,215
Due to Adviser	258,031	1,020	1,667,975	590,755
Due to Distributor	7,151	1,455	60,724	42,699
Deferred Trustee fees	363,400	21,067	1,809,972	534,400
Accrued expenses	115,851	71,733	3,509,078	917,205
Unrealized depreciation on derivative contracts – PIPE	—	—	—	118,698
Total liabilities	1,064,437	1,599,806	95,339,237	32,275,039
NET ASSETS	$641,896,885	$31,687,217	$3,021,963,940	$798,465,661
Net Assets consist of:
Aggregate paid in capital	$567,074,302	$63,253,179	$2,124,399,437	$1,574,670,259
Total distributable earnings (loss)	74,822,583	(31,565,962)	897,564,503	(776,204,598)
NET ASSETS	$641,896,885	$31,687,217	$3,021,963,940	$798,465,661
(1) Value of securities on loan	$—	$—	$68,268,165	$94,446,003
(2) Cost of investments - Unaffiliated issuers	$612,192,377	$31,026,507	$2,160,362,469	$505,891,171
(3) Cost of investments - Affiliated issuers	$—	$—	$69,896,459	$—
(4) Cost of short-term investments held as collateral for securities loaned	$—	$—	$4,317,585	$24,630,303
(5) Cost of cash denominated in foreign currency	$—	$169,521	$8,263,348	$1,904

See Notes to Financials

46

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021 (unaudited) (continued)

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund	Emerging Markets Fund	Global Resources Fund
Class A Shares:
Net Assets	$35,092,838	$7,072,139	$160,303,955	$160,956,501
Shares of beneficial interest outstanding	6,073,460	1,081,823	7,336,993	4,037,688
Net asset value and redemption price per share	$5.78	$6.54	$21.85	$39.86
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$6.13	$6.94	$23.18	$42.29

Class C Shares:
Net Assets	$—	$—	$33,778,624	$12,150,667
Shares of beneficial interest outstanding	—	—	1,761,446	358,907
Net asset value and redemption price per share (Redemption may be subject to a contingent deferred sales charge within one year of ownership)	$—	$—	$19.18	$33.85

Class I Shares:
Net Assets	$312,613,501	$20,564,535	$1,296,243,767	$392,381,906
Shares of beneficial interest outstanding	52,688,003	3,101,528	55,873,646	9,363,942
Net asset value and redemption price per share	$5.93	$6.63	$23.20	$41.90

Class Y Shares:
Net Assets	$294,190,546	$4,050,543	$1,416,042,989	$232,976,587
Shares of beneficial interest outstanding	49,749,110	614,420	63,580,600	5,724,731
Net asset value and redemption price per share	$5.91	$6.59	$22.27	$40.70

Class Z Shares:
Net Assets	$—	$—	$115,594,605	$—
Shares of beneficial interest outstanding	—	—	4,971,053	—
Net asset value and redemption price per share	$—	$—	$23.25	$—

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financials

47

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021 (unaudited)

	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund	VanEck NDR Managed Allocation Fund
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$840,677,557	$17,140,826	$35,758,031
Affiliated issuers (3)	119,665,837	—	—
Short-term investments held as collateral for securities loaned (4)	771,065	—	2,345,233
Cash	69,185	—	—
Cash denominated in foreign currency, at value (5)	10	—	—
Receivables:
Shares of beneficial interest sold	1,834,161	301,936	1,470
Due from Adviser	—	9,804	—
Dividends and interest	435,873	20,716	5,727
Prepaid expenses	80,827	20	89
Total assets	963,534,515	17,473,302	38,110,550
Liabilities:
Payables:
Investment securities purchased	3,059,616	335,151	—
Collateral for securities loaned	771,065	—	2,345,233
Shares of beneficial interest redeemed	5,563,420	—	—
Due to Adviser	558,002	—	4,528
Due to Distributor	122,330	—	2,079
Deferred Trustee fees	590,526	7,447	29,669
Accrued expenses	209,962	61,255	44,154
Unrealized depreciation on forward foreign currency contracts	75,046	—	—
Total liabilities	10,949,967	403,853	2,425,663
NET ASSETS	$952,584,548	$17,069,449	$35,684,887
Net Assets consist of:
Aggregate paid in capital	$1,035,966,432	$12,689,610	$28,909,145
Total distributable earnings (loss)	(83,381,884)	4,379,839	6,775,742
NET ASSETS	$952,584,548	$17,069,449	$35,684,887
(1) Value of securities on loan	$1,397,187	$—	$9,954,459
(2) Cost of investments - Unaffiliated issuers	$483,514,658	$14,240,256	$28,044,684
(3) Cost of investments - Affiliated issuers	$51,157,657	$—	$—
(4) Cost of short-term investments held as collateral for securities loaned	$771,065	$—	$2,345,233
(5) Cost of cash denominated in foreign currency	$10	$—	$—

See Notes to Financials

48

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021 (unaudited) (continued)

	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund	VanEck NDR Managed Allocation Fund
Class A Shares:
Net Assets	$332,238,059	$—	$10,107,494
Shares of beneficial interest outstanding	29,259,120	—	296,965
Net asset value and redemption price per share	$11.36	$—	$34.04
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$12.05	$—	$36.11

Class C Shares:
Net Assets	$54,233,750	$—	$—
Shares of beneficial interest outstanding	5,675,346	—	—
Net asset value and redemption price per share (Redemption may be subject to a contingent deferred sales charge within one year of ownership)	$9.56	$—	$—

Class I Shares:
Net Assets	$214,951,337	$3,787,755	$14,003,491
Shares of beneficial interest outstanding	13,995,920	103,326	409,261
Net asset value and redemption price per share	$15.36	$36.66	$34.22

Class Y Shares:
Net Assets	$351,161,402	$—	$11,573,902
Shares of beneficial interest outstanding	30,096,197	—	338,354
Net asset value and redemption price per share	$11.67	$—	$34.21

Class Z Shares:
Net Assets	$—	$13,281,694	$—
Shares of beneficial interest outstanding	—	366,698	—
Net asset value and redemption price per share	$—	$36.22	$—

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financials

49

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2021 (unaudited)

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund	Emerging Markets Fund	Global Resources Fund
Income:
Dividends - unaffiliated issuers	$1,430	$41	$23,634,885	$7,245,017
Dividends - affiliated issuers	—	—	259,200	—
Interest	152,507	819,196	—	—
Securities lending income	13,333	624	408,620	751,665
Foreign taxes withheld	—	(14,290)	(2,415,203)	(424,484)
Total income	167,270	805,571	21,887,502	7,572,198
Expenses:
Management fees	2,007,652	112,776	11,175,801	3,458,882
Distribution fees – Class A	34,479	8,732	202,839	172,338
Distribution fees – Class C	—	—	170,290	53,536
Transfer agent fees – Class A	30,210	9,102	92,389	122,379
Transfer agent fees – Class C	—	—	24,186	17,463
Transfer agent fees – Class I	84,154	14,223	326,400	88,289
Transfer agent fees – Class Y	173,891	8,622	407,104	82,703
Transfer agent fees – Class Z	—	—	1,506	—
Administration fees	—	—	3,725,267	—
Custodian fees	11,586	11,732	300,249	13,497
Professional fees	51,665	59,825	65,137	53,219
Registration fees – Class A	8,940	8,343	11,476	7,189
Registration fees – Class C	—	—	6,447	8,629
Registration fees – Class I	9,302	8,028	13,650	9,575
Registration fees – Class Y	10,744	8,342	62,743	11,107
Registration fees – Class Z	—	—	6,772	—
Reports to shareholders	26,124	10,348	33,233	11,012
Insurance	16,955	3,204	38,726	17,703
Trustees’ fees and expenses	26,911	1,532	148,644	38,051
Interest	—	7	—	1,438
Other	2,301	1,418	17,167	3,122
Total expenses	2,494,914	266,234	16,830,026	4,170,132
Waiver of management fees	(649,020)	(106,006)	(709,232)	(355,298)
Expenses assumed by the Adviser	—	(14,779)	—	—
Net expenses	1,845,894	145,449	16,120,794	3,814,834
Net investment income (loss)	(1,678,624)	660,122	5,766,708	3,757,364
Net realized gain (loss) on:
Investments - unaffiliated issuers	1,342	25,469 (b)	170,046,108	56,389,721
Swap contracts	110,771,633	—	—	—
Forward foreign currency contracts	—	(50,284)	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(13,872)	(558,838)	(31,456)
Net realized gain (loss)	110,772,975	(38,687)	169,487,270	56,358,265
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(30,126)	(537,799) (c)	(53,786,178) (d)	56,423,777
Investments - affiliated issuers	—	—	(3,605,128)	—
Swap contracts	3,687,274	—	—	—
Derivative contracts - PIPE	—	—	—	(1,346,138)
Forward foreign currency contracts	—	20,185	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(4,098)	38,867	104
Net change in unrealized appreciation (depreciation)	3,657,148	(521,712)	(57,352,439)	55,077,743
Net Increase in Net Assets Resulting from Operations	$112,751,499	$99,723	$117,901,539	$115,193,372

(a)	Consolidated Statement of Operations
(b)	Net of foreign taxes of $881
(c)	Net of foreign taxes of $7,061
(d)	Net of foreign taxes of $722,617

See Notes to Financial Statements

50

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2021 (unaudited)

	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund	VanEck NDR Managed Allocation Fund
Income:
Dividends - unaffiliated issuers	$6,999,280	$133,679	$239,745
Securities lending income	32,563	—	32,672
Foreign taxes withheld	(642,113)	—	—
Total income	6,389,730	133,679	272,417
Expenses:
Management fees	3,276,297	33,367	142,420
Distribution fees – Class A	436,340	—	13,073
Distribution fees – Class C	280,171	—	—
Transfer agent fees – Class A	216,807	—	12,831
Transfer agent fees – Class C	35,963	—	—
Transfer agent fees – Class I	60,668	6,493	9,651
Transfer agent fees – Class Y	150,681	—	10,193
Transfer agent fees – Class Z	—	6,400	—
Administration fees	1,174,149	—	—
Custodian fees	24,336	8,600	7,835
Professional fees	58,143	54,818	50,055
Registration fees – Class A	9,456	—	8,453
Registration fees – Class C	8,407	—	—
Registration fees – Class I	9,762	8,990	8,448
Registration fees – Class Y	21,633	—	8,450
Registration fees – Class Z	—	9,248	—
Reports to shareholders	30,029	5,339	8,884
Insurance	33,559	3,109	3,269
Trustees’ fees and expenses	48,387	688	2,243
Interest	4,743	—	269
Other	5,020	539	831
Total expenses	5,884,551	137,591	286,905
Waiver of management fees	(5,140)	(33,367)	(117,028)
Expenses assumed by the Adviser	—	(66,293)	—
Net expenses	5,879,411	37,931	169,877
Net investment income	510,319	95,748	102,540
Net realized gain (loss) on:
Investments - unaffiliated issuers	27,716,717	1,260,372	1,638,287
Investments - affiliated issuers	949,398	—	—
Forward foreign currency contracts	79,527	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(192,633)	—	—
Net realized gain	28,553,009	1,260,372	1,638,287
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(151,196,470)	1,202,278	1,472,696
Investments - affiliated issuers	(1,348,856)	—	—
Forward foreign currency contracts	(75,046)	—	—
Foreign currency transactions and foreign denominated assets and liabilities	71,054	—	—
Net change in unrealized appreciation (depreciation)	(152,549,318)	1,202,278	1,472,696
Net Increase (Decrease) in Net Assets Resulting from Operations	$(123,485,990)	$2,558,398	$3,213,523

(a)	Consolidated Statement of Operations

See Notes to Financial Statements

51

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Bond Fund
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$(1,678,624)	$(51,883)	$660,122	$1,789,170
Net realized gain (loss)	110,772,975	(10,714,228)	(38,687)	83,718
Net change in unrealized appreciation (depreciation)	3,657,148	4,177,400	(521,712)	557,146
Net increase (decrease) in net assets resulting from operations	112,751,499	(6,588,711)	99,723	2,430,034

Distributions to shareholders from:
Net investment income
Class A	—	(5,801)	(158,414)	(276,192)
Class C	—	—	—	(29,012)
Class I	—	(47,923)	(422,489)	(858,065)
Class Y	—	(52,107)	(79,838)	(132,602)
	—	(105,831)	(660,741)	(1,295,871)
Return of capital
Class A	—	—	—	(102,543)
Class C	—	—	—	(10,781)
Class I	—	—	—	(318,475)
Class Y	—	—	—	(49,220)
	—	—	—	(481,019)
Total distributions	—	(105,831)	(660,741)	(1,776,890)

Share transactions:
Proceeds from sale of shares
Class A	13,377,879	9,775,832	542,695	2,643,280
Class C	—	—	—	175
Class I	96,335,950	71,601,599	5,050,968	950,590
Class Y	53,308,104	101,181,519	1,892,698	1,561,350
	163,021,933	182,558,950	7,486,361	5,155,395
Reinvestment of distributions
Class A	—	3,015	123,965	281,564
Class C	—	—	—	37,532
Class I	—	19,161	399,784	978,332
Class Y	—	50,150	78,661	176,983
	—	72,326	602,410	1,474,411
Cost of shares redeemed
Class A	(6,526,315)	(14,368,676)	(482,094)	(1,298,307)
Class C	—	—	—	(1,133,647)
Class I	(30,920,534)	(73,108,873)	(388,441)	(4,487,128)
Class Y	(20,770,243)	(132,844,956)	(709,181)	(1,920,226)
	(58,217,092)	(220,322,505)	(1,579,716)	(8,839,308)
Net increase (decrease) in net assets resulting from share transactions	104,804,841	(37,691,229)	6,509,055	(2,209,502)
Total increase (decrease) in net assets	217,556,340	(44,385,771)	5,948,037	(1,556,358)
Net Assets:
Beginning of period	424,340,545	468,726,316	25,739,180	27,295,538
End of period	$641,896,885	$424,340,545	$31,687,217	$25,739,180

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

52

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Emerging Markets Fund		Global Resources Fund
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$5,766,708	$(2,312,371)	$3,757,364	$4,298,911
Net realized gain (loss)	169,487,270	31,043,674	56,358,265	(19,681,385)
Net change in unrealized appreciation (depreciation)	(57,352,439)	352,414,923	55,077,743	76,936,731
Net increase in net assets resulting from operations	117,901,539	381,146,226	115,193,372	61,554,257

Distributions to shareholders from:
Class A	—	(234,189)	—	(563,388)
Class C	—	(56,153)	—	—
Class I	—	(1,629,360)	—	(3,069,721)
Class Y	—	(1,971,153)	—	(868,161)
Class Z	—	(99,892)	—	—
Total distributions	—	(3,990,747)	—	(4,501,270)

Share transactions:
Proceeds from sale of shares
Class A	20,763,793	55,174,949	44,940,474	13,805,647
Class C	4,084,271	3,799,106	3,771,917	1,445,447
Class I	218,040,974	420,458,387	38,363,064	28,501,501
Class Y	195,531,050	377,459,634	111,786,080	42,521,621
Class Z	48,538,194	66,306,927	—	—
	486,958,282	923,199,003	198,861,535	86,274,216
Reinvestment of distributions
Class A	—	162,569	—	504,030
Class C	—	46,507	—	—
Class I	—	1,041,802	—	1,379,608
Class Y	—	1,461,424	—	736,249
Class Z	—	99,882	—	—
	—	2,812,184	—	2,619,887
Cost of shares redeemed
Class A	(23,594,493)	(60,707,321)	(11,754,030)	(36,334,098)
Class C	(4,267,452)	(11,226,109)	(4,274,072)	(4,243,883)
Class I	(129,752,964)	(235,067,968)	(69,127,189)	(165,145,995)
Class Y	(187,031,833)	(483,905,594)	(26,915,283)	(48,893,846)
Class Z	(9,631,975)	(12,449,080)	—	—
	(354,278,717)	(803,356,072)	(112,070,574)	(254,617,822)
Net increase (decrease) in net assets resulting from share transactions	132,679,565	122,655,115	86,790,961	(165,723,719)
Total increase (decrease) in net assets	250,581,104	499,810,594	201,984,333	(108,670,732)
Net Assets:
Beginning of period	2,771,382,836	2,271,572,242	596,481,328	705,152,060
End of period	$3,021,963,940	$2,771,382,836	$798,465,661	$596,481,328

See Notes to Financial Statements

53

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	International Investors Gold Fund (a)		VanEck Morningstar Wide Moat Fund
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$510,319	$(2,838,996)	$95,748	$161,578
Net realized gain	28,553,009	51,185,486	1,260,372	422,527
Net change in unrealized appreciation (depreciation)	(152,549,318)	250,464,147	1,202,278	883,466
Net increase (decrease) in net assets resulting from operations	(123,485,990)	298,810,637	2,558,398	1,467,571

Distributions to shareholders from:
Class A	—	(40,047,399)	—	—
Class C	—	(7,471,726)	—	—
Class I	—	(20,393,938)	—	(128,851)
Class Y	—	(42,091,347)	—	—
Class Z	—	—	—	(781,142)
Total distributions	—	(110,004,410)	—	(909,993)

Share transactions:
Proceeds from sale of shares
Class A	39,600,091	82,083,937	—	—
Class C	6,066,027	23,518,342	—	—
Class I	28,179,465	72,231,463	541,543	1,076,447
Class Y	109,282,589	279,336,107	—	—
Class Z	—	—	1,424,797	2,720,593
	183,128,172	457,169,849	1,966,340	3,797,040
Reinvestment of distributions
Class A	—	35,904,293	—	—
Class C	—	7,127,381	—	—
Class I	—	20,074,872	—	128,851
Class Y	—	35,662,789	—	—
Class Z	—	—	—	781,142
	—	98,769,335	—	909,993
Cost of shares redeemed
Class A	(41,110,389)	(91,537,403)	—	—
Class C	(7,807,034)	(14,344,724)	—	—
Class I	(30,645,369)	(157,179,171)	(370)	(1,256)
Class Y	(87,277,566)	(148,276,298)	—	—
Class Z	—	—	(402,169)	(1,272,317)
	(166,840,358)	(411,337,596)	(402,539)	(1,273,573)
Net increase in net assets resulting from share transactions	16,287,814	144,601,588	1,563,801	3,433,460
Total increase (decrease) in net assets	(107,198,176)	333,407,815	4,122,199	3,991,038
Net Assets:
Beginning of period	1,059,782,724	726,374,909	12,947,250	8,956,212
End of period	$952,584,548	$1,059,782,724	$17,069,449	$12,947,250

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

54

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	VanEck NDR Managed Allocation Fund
	Six Months Ended June 30, 2021	Year Ended December 31, 2020
	(unaudited)
Operations:
Net investment income	$102,540	$388,302
Net realized gain	1,638,287	400,179
Net change in unrealized appreciation (depreciation)	1,472,696	1,650,872
Net increase in net assets resulting from operations	3,213,523	2,439,353

Distributions to shareholders from:
Class A	—	(116,367)
Class I	—	(179,157)
Class Y	—	(129,553)
Total distributions	—	(425,077)

Share transactions:
Proceeds from sale of shares
Class A	295,352	1,495,194
Class I	116,937	1,043,432
Class Y	296,236	3,935,994
	708,525	6,474,620
Reinvestment of distributions
Class A	—	116,178
Class I	—	179,157
Class Y	—	127,111
	—	422,446
Cost of shares redeemed
Class A	(2,787,754)	(4,889,037)
Class I	(1,303,115)	(3,101,577)
Class Y	(957,320)	(3,217,466)
	(5,048,189)	(11,208,080)
Net decrease in net assets resulting from share transactions	(4,339,664)	(4,311,014)
Total decrease in net assets	(1,126,141)	(2,296,738)
Net Assets:
Beginning of period	36,811,028	39,107,766
End of period	$35,684,887	$36,811,028

See Notes to Financial Statements

55

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$4.66		$4.61	$4.29	$4.87	$4.76	$4.55
Income from investment operations:
Net investment income (loss) (a)	(0.02)		(0.01)	0.06	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.14		0.06 (b)	0.30	(0.60)	0.32	0.71
Total from investment operations	1.12		0.05	0.36	(0.56)	0.31	0.68
Less distributions from:
Net investment income	—		— (c)	(0.04)	(0.02)	(0.20)	(0.47)
Net asset value, end of period	$5.78		$4.66	$4.61	$4.29	$4.87	$4.76
Total return (d)	24.03	% (e)	1.11%	8.37%	(11.42)%	6.58%	15.01%
Ratios to average net assets
Gross expenses	1.33	% (f)	1.41%	1.43%	1.39%	1.41%	1.31%
Net expenses	0.95	% (f)	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.89	)% (f)	(0.28)%	1.24%	0.88%	(0.12)%	(0.70)%
Supplemental data
Net assets, end of period (in millions)	$35		$22	$27	$30	$22	$27
Portfolio turnover rate	0	% (e)	0%	0%	0%	0%	0%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

56

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$4.78		$4.71	$4.39	$4.98	$4.86	$4.63
Income from investment operations:
Net investment income (loss) (a)	(0.02)		— (b)	0.07	0.06	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.17		0.07 (c)	0.30	(0.61)	0.32	0.72
Total from investment operations	1.15		0.07	0.37	(0.55)	0.33	0.70
Less distributions from:
Net investment income	—		— (b)	(0.05)	(0.04)	(0.21)	(0.47)
Net asset value, end of period	$5.93		$4.78	$4.71	$4.39	$4.98	$4.86
Total return (d)	24.06	% (e)	1.51%	8.55%	(11.13)%	6.95%	15.18%
Ratios to average net assets
Gross expenses	0.87	% (f)	0.93%	0.97%	0.90%	0.92%	0.91%
Net expenses	0.65	% (f)	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	(0.59	)% (f)	0.01%	1.50%	1.19%	0.20%	(0.39)%
Supplemental data
Net assets, end of period (in millions)	$313		$193	$195	$214	$178	$137
Portfolio turnover rate	0	% (e)	0%	0%	0%	0%	0%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

57

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020		2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$4.76		$4.70		$4.37	$4.96	$4.85	$4.62
Income from investment operations:
Net investment income (loss) (a)	(0.02)		—	(b)	0.07	0.06	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.17		(0.06	) (c)	0.31	(0.62)	0.31	0.72
Total from investment operations	1.15		0.06		0.38	(0.56)	0.32	0.70
Less distributions from:
Net investment income	—		—	(b)	(0.05)	(0.03)	(0.21)	(0.47)
Net asset value, end of period	$5.91		$4.76		$4.70	$4.37	$4.96	$4.85
Total return (d)	24.16	% (e)	1.30%		8.73%	(11.23)%	6.71%	15.24%
Ratios to average net assets
Gross expenses	0.95	% (f)	1.03%		1.04%	1.12%	0.97%	0.99%
Net expenses	0.70	% (f)	0.70%		0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.64)	% (f)	0.00%		1.53%	1.14%	0.15%	(0.43)%
Supplemental data
Net assets, end of period (in millions)	$294		$209		$247	$219	$183	$136
Portfolio turnover rate	0	% (e)	0%		0%	0%	0%	0%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

58

VANECK EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$6.67		$6.44	$6.15	$7.00	$6.77	$6.64
Income from investment operations:
Net investment income	0.15	(a)	0.39 (a)	0.47 (a)	0.38 (a)	0.49 (a)	0.25
Net realized and unrealized gain (loss) on investments	(0.13)		0.26	0.28	(0.81)	0.29	0.15
Total from investment operations	0.02		0.65	0.75	(0.43)	0.78	0.40
Less distributions from:
Net investment income	(0.15)		(0.31)	(0.40)	—	(0.55)	(0.16)
Return of capital	—		(0.11)	(0.06)	(0.42)	—	(0.11)
Total distributions	(0.15)		(0.42)	(0.46)	(0.42)	(0.55)	(0.27)
Net asset value, end of period	$6.54		$6.67	$6.44	$6.15	$7.00	$6.77
Total return (b)	0.29	% (c)	11.24%	12.61%	(6.39)%	11.68%	6.06%
Ratios to average net assets
Gross expenses	2.18	% (d)	2.30%	2.69%	2.05%	1.71%	1.68%
Net expenses	1.25	% (d)	1.25%	1.26%	1.26%	1.26%	1.25%
Net expenses excluding interest expense	1.25	% (d)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	4.56	% (d)	6.40%	7.37%	5.78%	7.02%	3.70%
Supplemental data
Net assets, end of period (in millions)	$7		$7	$5	$5	$6	$9
Portfolio turnover rate	91	% (c)	253%	302%	269%	568%	546%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

59

VANECK EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$6.77		$6.53	$6.25	$7.13	$6.87	$6.71
Income from investment operations:
Net investment income	0.16	(a)	0.45 (a)	0.53 (a)	0.40 (a)	0.51 (a)	0.31
Net realized and unrealized gain (loss) on investments	(0.14)		0.23	0.27	(0.83)	0.30	0.12
Total from investment operations	0.02		0.68	0.80	(0.43)	0.81	0.43
Less distributions from:
Net investment income	(0.16)		(0.32)	(0.45)	—	(0.55)	(0.16)
Return of capital	—		(0.12)	(0.07)	(0.45)	—	(0.11)
Total distributions	(0.16)		(0.44)	(0.52)	(0.45)	(0.55)	(0.27)
Net asset value, end of period	$6.63		$6.77	$6.53	$6.25	$7.13	$6.87
Total return (b)	0.29	% (c)	11.60%	13.09%	(6.21)%	11.96%	6.45%
Ratios to average net assets
Gross expenses	1.67	% (d)	1.73%	2.18%	1.33%	1.06%	0.96%
Net expenses	0.95	% (d)	0.95%	0.96%	0.96%	0.96%	0.95%
Net expenses excluding interest expense	0.95	% (d)	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	4.73	% (d)	7.31%	8.27%	5.91%	7.08%	4.37%
Supplemental data
Net assets, end of period (in millions)	$21		$16	$18	$10	$28	$83
Portfolio turnover rate	91	% (c)	253%	302%	269%	568%	546%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

60

VANECK EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$6.73		$6.49	$6.23	$7.10	$6.84	$6.69
Income from investment operations:
Net investment income	0.15	(a)	0.46 (a)	0.47 (a)	0.39 (a)	0.51 (a)	0.29
Net realized and unrealized gain (loss) on investments	(0.13)		0.22	0.32	(0.82)	0.30	0.13
Total from investment operations	0.02		0.68	0.79	(0.43)	0.81	0.42
Less distributions from:
Net investment income	(0.16)		(0.32)	(0.46)	—	(0.55)	(0.16)
Return of capital	—		(0.12)	(0.07)	(0.44)	—	(0.11)
Total distributions	(0.16)		(0.44)	(0.53)	(0.44)	(0.55)	(0.27)
Net asset value, end of period	$6.59		$6.73	$6.49	$6.23	$7.10	$6.84
Total return (b)	0.24	% (c)	11.59%	13.05%	(6.30)%	12.01%	6.32%
Ratios to average net assets
Gross expenses	2.39	% (d)	2.78%	2.60%	1.65%	1.30%	1.19%
Net expenses	1.00	% (d)	1.00%	1.02%	1.01%	1.01%	1.00%
Net expenses excluding interest expense	1.00	% (d)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	4.66	% (d)	7.42%	7.34%	5.83%	7.15%	4.12%
Supplemental data
Net assets, end of period (in millions)	$4		$3	$3	$5	$12	$23
Portfolio turnover rate	91	% (c)	253%	302%	269%	568%	546%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

61

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020		2019	2018	2017		2016
	(unaudited)
Net asset value, beginning of period	$20.96		$18.03		$14.14	$18.44	$12.33		$12.40
Income from investment operations:
Net investment income (loss)	—	(a)(b)	(0.08	) (a)	0.31 (a)	0.03 (a)	—	(a)(b)	0.04
Net realized and unrealized gain (loss) on investments	0.89		3.04		3.86	(4.33)	6.13		(0.09)
Total from investment operations	0.89		2.96		4.17	(4.30)	6.13		(0.05)
Less distributions from:
Net investment income	—		(0.03)		(0.28)	— (b)	(0.02)		(0.02)
Net asset value, end of period	$21.85		$20.96		$18.03	$14.14	$18.44		$12.33
Total return (c)	4.25	% (d)	16.43%		29.52%	(23.30)%	49.70%		(0.43)%
Ratios to average net assets
Expenses	1.42	% (e)	1.47%		1.53%	1.50%	1.47%		1.53%
Net investment income (loss)	0.04	% (e)	(0.47)%		1.86%	0.17%	(0.01)%		0.25%
Supplemental data
Net assets, end of period (in millions)	$160		$157		$138	$118	$195		$116
Portfolio turnover rate	21	% (d)	30%		24%	39%	36%		51%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

62

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class C
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020		2019	2018		2017		2016
	(unaudited)
Net asset value, beginning of period	$18.47		$16.02		$12.60	$16.55		$11.14		$11.30
Income from investment operations:
Net investment income (loss)	(0.07	) (a)	(0.19	) (a)	0.16 (a)	(0.09	) (a)	(0.12	) (a)	(0.06)
Net realized and unrealized gain (loss) on investments	0.78		2.67		3.43	(3.86)		5.53		(0.08)
Total from investment operations	0.71		2.48		3.59	(3.95)		5.41		(0.14)
Less distributions from:
Net investment income	—		(0.03)		(0.17)	—		—		(0.02)
Net asset value, end of period	$19.18		$18.47		$16.02	$12.60		$16.55		$11.14
Total return (b)	3.84	% (c)	15.49%		28.51%	(23.87)%		48.56%		(1.27)%
Ratios to average net assets
Expenses	2.22	% (d)	2.27%		2.32%	2.27%		2.28%		2.32%
Net investment income (loss)	(0.76	)% (d)	(1.25)%		1.12%	(0.57)%		(0.85)%		(0.52)%
Supplemental data
Net assets, end of period (in millions)	$34		$33		$37	$30		$39		$22
Portfolio turnover rate	21	% (c)	30%		24%	39%		36%		51%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

63

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020		2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$22.21		$19.01		$14.90	$19.46	$13.00	$13.01
Income from investment operations:
Net investment income	0.06	(a)	—	(a)(b)	0.43 (a)	0.12 (a)	0.07 (a)	0.07
Net realized and unrealized gain (loss) on investments	0.93		3.23		4.05	(4.58)	6.48	(0.06)
Total from investment operations	0.99		3.23		4.48	(4.46)	6.55	0.01
Less distributions from:
Net investment income	—		(0.03)		(0.37)	(0.10)	(0.09)	(0.02)
Net asset value, end of period	$23.20		$22.21		$19.01	$14.90	$19.46	$13.00
Total return (c)	4.46	% (d)	17.00%		30.11%	(22.88)%	50.40%	0.05%
Ratios to average net assets
Gross expenses	1.09	% (e)	1.12%		1.16%	1.14%	1.15%	1.16%
Net expenses	1.00	% (e)	1.00%		1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.48	% (e)	(0.02)%		2.46%	0.68%	0.45%	0.76%
Supplemental data
Net assets, end of period (in millions)	$1,296		$1,158		$804	$575	$774	$488
Portfolio turnover rate	21	% (d)	30%		24%	39%	36%	51%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

64

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020		2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$21.33		$18.28		$14.33	$18.73	$12.51	$12.53
Income from investment operations:
Net investment income (loss)	0.04	(a)	(0.02	) (a)	0.39 (a)	0.10 (a)	0.05 (a)	0.06
Net realized and unrealized gain (loss) on investments	0.90		3.10		3.92	(4.41)	6.24	(0.06)
Total from investment operations	0.94		3.08		4.31	(4.31)	6.29	—
Less distributions from:
Net investment income	—		(0.03)		(0.36)	(0.09)	(0.07)	(0.02)
Net asset value, end of period	$22.27		$21.33		$18.28	$14.33	$18.73	$12.51
Total return (b)	4.41	% (c)	16.86%		30.07%	(23.03)%	50.32%	(0.03)%
Ratios to average net assets
Gross expenses	1.11	% (d)	1.14%		1.18%	1.16%	1.15%	1.21%
Net expenses	1.10	% (d)	1.10%		1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	0.36	% (d)	(0.10)%		2.32%	0.59%	0.32%	0.65%
Supplemental data
Net assets, end of period (in millions)	$1,416		$1,350		$1,287	$907	$1,007	$463
Portfolio turnover rate	21	% (c)	30%		24%	39%	36%	51%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

65

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z

	Six Months
	Ended		Year Ended
	June 30,		December
	2021		31, 2020	2019(a)
	(unaudited)
Net asset value, beginning of period	$22.25		$19.03	$18.08
Income from investment operations:
Net investment income (loss) (b)	0.07		(0.02)	(0.02)
Net realized and unrealized gain on investments	0.93		3.27	1.34
Total from investment operations	1.00		3.25	1.32
Less distributions from:
Net investment income	—		(0.03)	(0.37)
Net asset value, end of period	$23.25		$22.25	$19.03
Total return (c)	4.49	% (d)	17.09%	7.29	% (d)
Ratios to average net assets
Gross expenses	1.06	% (e)	1.13%	1.31	% (e)
Net expenses	0.90	% (e)	0.90%	0.90	% (e)
Net investment income (loss)	0.57	% (e)	(0.12)%	(0.27	)% (e)
Supplemental data
Net assets, end of period (in millions)	$116		$74	$6
Portfolio turnover rate	21	% (d)	30%	24	% (d)

(a)	For the period September 16, 2019 (commencement of operations) through December 31, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

66

VANECK GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020	2019	2018		2017		2016
	(unaudited)
Net asset value, beginning of period	$33.51		$28.39	$25.66	$36.32		$36.87		$25.76
Income from investment operations:
Net investment income (loss)	0.16	(a)	0.13 (a)	0.17 (a)	(0.05	) (a)	(0.17	) (a)	(0.20)
Net realized and unrealized gain (loss) on investments	6.19		5.17	2.81	(10.61)		(0.38)		11.32
Total from investment operations	6.35		5.30	2.98	(10.66)		(0.55)		11.12
Less distributions from:
Net investment income	—		(0.18)	(0.25)	—		—		(0.01)
Net asset value, end of period	$39.86		$33.51	$28.39	$25.66		$36.32		$36.87
Total return (b)	18.95	% (c)	18.68%	11.64%	(29.35)%		(1.49)%		43.17%
Ratios to average net assets
Gross expenses	1.48	% (d)	1.62%	1.60%	1.59%		1.53%		1.50%
Net expenses	1.38	% (d)	1.38%	1.38%	1.38%		1.38%		1.38%
Net investment income (loss)	0.84	% (d)	0.53%	0.63%	(0.15)%		(0.50)%		(0.56)%
Supplemental data
Net assets, end of period (in millions)	$161		$106	$118	$194		$349		$419
Portfolio turnover rate	20	% (c)	37%	33%	16%		17%		36%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

67

VANECK GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class C
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020		2019		2018		2017		2016
	(unaudited)
Net asset value, beginning of period	$28.57		$24.27		$21.93		$31.28		$32.00		$22.53
Income from investment operations:
Net investment loss	—	(a)(b)	(0.06	) (a)	(0.05	) (a)	(0.29	) (a)	(0.39	) (a)	(0.42)
Net realized and unrealized gain (loss) on investments	5.28		4.36		2.39		(9.06)		(0.33)		9.90
Total from investment operations	5.28		4.30		2.34		(9.35)		(0.72)		9.48
Less distributions from:
Net investment income	—		—		—		—		—		(0.01)
Net asset value, end of period	$33.85		$28.57		$24.27		$21.93		$31.28		$32.00
Total return (c)	18.48	% (d)	17.72%		10.67%		(29.89)%		(2.25)%		42.08%
Ratios to average net assets
Gross expenses	2.53	% (e)	2.65%		2.44%		2.32%		2.19%		2.15%
Net expenses	2.20	% (e)	2.20%		2.20%		2.20%		2.19%		2.15%
Net investment loss	(0.03	)% (e)	(0.27)%		(0.19)%		(0.98)%		(1.33)%		(1.30)%
Supplemental data
Net assets, end of period (in millions)	$12		$11		$13		$24		$54		$94
Portfolio turnover rate	20	% (d)	37%		33%		16%		17%		36%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

68

VANECK GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020	2019	2018	2017		2016
	(unaudited)
Net asset value, beginning of period	$35.15		$29.74	$26.94	$38.10	$38.51		$26.80
Income from investment operations:
Net investment income (loss)	0.24	(a)	0.26 (a)	0.30 (a)	0.10 (a)	(0.03	) (a)	(0.06)
Net realized and unrealized gain (loss) on investments	6.51		5.45	2.94	(11.17)	(0.38)		11.78
Total from investment operations	6.75		5.71	3.24	(11.07)	(0.41)		11.72
Less distributions from:
Net investment income	—		(0.30)	(0.44)	(0.08)	—		(0.01)
Return of capital	—		—	—	(0.01)	—		—
Total distributions	—		(0.30)	(0.44)	(0.09)	—		(0.01)
Net asset value, end of period	$41.90		$35.15	$29.74	$26.94	$38.10		$38.51
Total return (b)	19.20	% (c)	19.23%	12.06%	(29.04)%	(1.06)%		43.73%
Ratios to average net assets
Gross expenses	1.09	% (d)	1.14%	1.09%	1.06%	1.06%		1.05%
Net expenses	0.95	% (d)	0.95%	0.95%	0.95%	0.97%		1.00%
Net investment income (loss)	1.20	% (d)	0.98%	1.05%	0.29%	(0.08)%		(0.17)%
Supplemental data
Net assets, end of period (in millions)	$392		$358	$460	$945	$1,564		$1,630
Portfolio turnover rate	20	% (c)	37%	33%	16%	17%		36%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

69

VANECK GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020	2019	2018	2017		2016
	(unaudited)
Net asset value, beginning of period	$34.17		$28.93	$26.19	$37.01	$37.47		$26.11
Income from investment operations:
Net investment income (loss)	0.22	(a)	0.20 (a)	0.24 (a)	0.04 (a)	(0.08	) (a)	(0.10)
Net realized and unrealized gain (loss) on investments	6.31		5.29	2.87	(10.84)	(0.38)		11.47
Total from investment operations	6.53		5.49	3.11	(10.80)	(0.46)		11.37
Less distributions from:
Net investment income	—		(0.25)	(0.37)	(0.02)	—		(0.01)
Return of capital	—		—	—	— (b)	—		—
Total distributions	—		(0.25)	(0.37)	(0.02)	—		(0.01)
Net asset value, end of period	$40.70		$34.17	$28.93	$26.19	$37.01		$37.47
Total return (c)	19.11	% (d)	18.99%	11.88%	(29.17)%	(1.23)%		43.55%
Ratios to average net assets
Gross expenses	1.14	% (e)	1.29%	1.24%	1.20%	1.16%		1.19%
Net expenses	1.13	% (e)	1.13%	1.13%	1.13%	1.13%		1.13%
Net investment income (loss)	1.11	% (e)	0.76%	0.85%	0.11%	(0.25)%		(0.30)%
Supplemental data
Net assets, end of period (in millions)	$233		$122	$115	$167	$271		$312
Portfolio turnover rate	20	% (d)	37%	33%	16%	17%		36%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

70

VANECK INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020	2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$12.82		$10.16	$7.65	$9.38	$8.62	$6.03
Income from investment operations:
Net investment loss (a)	—	(b)	(0.06)	(0.06)	(0.04)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.46)		4.22	2.94	(1.47)	1.20	3.23
Total from investment operations	(1.46)		4.16	2.88	(1.51)	1.11	3.14
Less distributions from:
Net investment income	—		(1.50)	(0.37)	(0.22)	(0.35)	(0.55)
Net asset value, end of period	$11.36		$12.82	$10.16	$7.65	$9.38	$8.62
Total return (c)	(11.39	)% (d)	41.39%	38.03%	(15.99)%	13.03%	53.12%
Ratios to average net assets
Gross expenses	1.32	% (e)	1.34%	1.49%	1.47%	1.43%	1.35%
Net expenses	1.32	% (e)	1.34%	1.45%	1.45%	1.43%	1.35%
Net investment loss	(0.03	)% (e)	(0.45)%	(0.63)%	(0.51)%	(0.93)%	(0.89)%
Supplemental data
Net assets, end of period (in millions)	$332		$378	$277	$200	$286	$285
Portfolio turnover rate	13	% (d)	32%	21%	35%	32%	28%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

71

VANECK INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class C
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020	2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$10.83		$8.77	$6.64	$8.25	$7.61	$5.41
Income from investment operations:
Net investment loss (a)	(0.04)		(0.13)	(0.11)	(0.09)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	(1.23)		3.62	2.55	(1.30)	1.06	2.90
Total from investment operations	(1.27)		3.49	2.44	(1.39)	0.92	2.75
Less distributions from:
Net investment income	—		(1.43)	(0.31)	(0.22)	(0.28)	(0.55)
Net asset value, end of period	$9.56		$10.83	$8.77	$6.64	$8.25	$7.61
Total return (b)	(11.73	)% (c)	40.31%	37.12%	(16.73)%	12.24%	52.00%
Ratios to average net assets
Gross expenses	2.10	% (d)	2.12%	2.31%	2.27%	2.21%	2.10%
Net expenses	2.10	% (d)	2.12%	2.20%	2.20%	2.20%	2.10%
Net investment loss	(0.81	)% (d)	(1.21)%	(1.36)%	(1.25)%	(1.70)%	(1.65)%
Supplemental data
Net assets, end of period (in millions)	$54		$63	$38	$32	$47	$51
Portfolio turnover rate	13	% (c)	32%	21%	35%	32%	28%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

72

VANECK INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020	2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$17.31		$13.32	$9.93	$12.05	$10.97	$7.54
Income from investment operations:
Net investment income (loss) (a)	0.02		(0.02)	(0.02)	(0.01)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.97)		5.55	3.82	(1.89)	1.54	4.04
Total from investment operations	(1.95)		5.53	3.80	(1.90)	1.48	3.98
Less distributions from:
Net investment income	—		(1.54)	(0.41)	(0.22)	(0.40)	(0.55)
Net asset value, end of period	$15.36		$17.31	$13.32	$9.93	$12.05	$10.97
Total return (b)	(11.27	)% (c)	41.88%	38.61%	(15.69)%	13.56%	53.63%
Ratios to average net assets
Gross expenses	1.01	% (d)	1.02%	1.09%	1.06%	1.04%	1.01%
Net expenses	1.00	% (d)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.28	% (d)	(0.12)%	(0.16)%	(0.06)%	(0.51)%	(0.52)%
Supplemental data
Net assets, end of period (in millions)	$215		$244	$236	$244	$285	$184
Portfolio turnover rate	13	% (c)	32%	21%	35%	32%	28%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

73

VANECK INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
			Year Ended December 31,
	Six Months Ended June 30, 2021		2020	2019	2018	2017	2016
	(unaudited)
Net asset value, beginning of period	$13.15		$10.40	$7.82	$9.55	$8.78	$6.12
Income from investment operations:
Net investment income (loss) (a)	0.02		(0.02)	(0.03)	(0.01)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.50)		4.31	3.01	(1.50)	1.22	3.28
Total from investment operations	(1.48)		4.29	2.98	(1.51)	1.16	3.21
Less distributions from:
Net investment income	—		(1.54)	(0.40)	(0.22)	(0.39)	(0.55)
Net asset value, end of period	$11.67		$13.15	$10.40	$7.82	$9.55	$8.78
Total return (b)	(11.25	)% (c)	41.68%	38.52%	(15.71)%	13.29%	53.49%
Ratios to average net assets
Gross expenses	1.04	% (d)	1.05%	1.17%	1.18%	1.16%	1.11%
Net expenses	1.04	% (d)	1.05%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	0.27	% (d)	(0.12)%	(0.29)%	(0.17)%	(0.60)%	(0.66)%
Supplemental data
Net assets, end of period (in millions)	$351		$375	$176	$106	$96	$75
Portfolio turnover rate	13	% (c)	32%	21%	35%	32%	28%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

74

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017(a)
	(unaudited)
Net asset value, beginning of period	$30.70		$29.13	$23.94	$26.63	$25.15
Income from investment operations:
Net investment income (b)	0.21		0.47	0.49	0.49	0.07
Net realized and unrealized gain (loss) on investments	5.75		3.63	7.86	(0.91)	1.48
Total from investment operations	5.96		4.10	8.35	(0.42)	1.55
Less distributions from:
Net investment income	—		(0.48)	(0.46)	(0.48)	(0.07)
Net realized capital gains	—		(2.05)	(2.70)	(1.79)	—
Total distributions	—		(2.53)	(3.16)	(2.27)	(0.07)
Net asset value, end of period	$36.66		$30.70	$29.13	$23.94	$26.63
Total return (c)	19.41	% (d)	14.18%	34.80%	(1.30)%	6.15	% (d)
Ratios to average net assets
Gross expenses	2.42	% (e)	4.28%	5.21%	3.42%	16.25	% (e)
Net expenses	0.59	% (e)	0.59%	0.59%	0.59%	0.59	% (e)
Net investment income	1.21	% (e)	1.65%	1.72%	1.79%	1.89	% (e)
Supplemental data
Net assets, end of period (in millions)	$4		$3	$1	$1	$1
Portfolio turnover rate	33	% (d)	64%	108%	76%	10	% (d)

(a)	For the period November 7, 2017 (commencement of operations) through December 31, 2017.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

75

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017(a)
	(unaudited)
Net asset value, beginning of period	$30.32		$28.76	$23.95	$26.63	$25.15
Income from investment operations:
Net investment income (b)	0.22		0.49	0.52	0.50	0.08
Net realized and unrealized gain (loss) on investments	5.68		3.59	7.89	(0.90)	1.47
Total from investment operations	5.90		4.08	8.41	(0.40)	1.55
Less distributions from:
Net investment income	—		(0.47)	(0.90)	(0.49)	(0.07)
Net realized capital gains	—		(2.05)	(2.70)	(1.79)	—
Total distributions	—		(2.52)	(3.60)	(2.28)	(0.07)
Net asset value, end of period	$36.22		$30.32	$28.76	$23.95	$26.63
Total return (c)	19.46	% (d)	14.31%	35.02%	(1.22)%	6.17	% (d)
Ratios to average net assets
Gross expenses	1.70	% (e)	2.48%	3.02%	2.16%	13.17	% (e)
Net expenses	0.49	% (e)	0.49%	0.49%	0.49%	0.49	% (e)
Net investment income	1.31	% (e)	1.74%	1.83%	1.90%	1.99	% (e)
Supplemental data
Net assets, end of period (in millions)	$13		$10	$8	$5	$4
Portfolio turnover rate	33	% (d)	64%	108%	76%	10	% (d)

(a)	For the period November 7, 2017 (commencement of operations) through December 31, 2017.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

76

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017	2016(a)
	(unaudited)
Net asset value, beginning of period	$31.19		$29.08	$26.54	$29.31	$25.97	$25.15
Income from investment operations:
Net investment income	0.06	(b)	0.26 (b)	0.38 (b)	0.34 (b)	0.22 (b)	0.20
Net realized and unrealized gain (loss) on investments	2.79		2.16	2.59	(2.73)	3.71	1.12
Total from investment operations	2.85		2.42	2.97	(2.39)	3.93	1.32
Less distributions from:
Net investment income	—		(0.31)	(0.43)	(0.23)	(0.16)	(0.25)
Net realized capital gains	—		—	—	(0.15)	(0.43)	(0.25)
Total distributions	—		(0.31)	(0.43)	(0.38)	(0.59)	(0.50)
Net asset value, end of period	$34.04		$31.19	$29.08	$26.54	$29.31	$25.97
Total return (c)	9.14	% (d)	8.35%	11.21%	(8.13)%	15.15%	5.27	% (d)
Ratios to average net assets
Gross expenses (e)	1.87	% (f)	1.86%	1.87%	1.62%	2.09%	2.67	% (f)
Net expenses (e)	1.15	% (f)	1.15%	1.16%	1.15%	1.15%	1.15	% (f)
Net expenses excluding interest expense (e)	1.15	% (f)	1.15%	1.15%	1.15%	1.15%	1.15	% (f)
Net investment income (e)	0.35	% (f)	0.92%	1.35%	1.16%	0.79%	1.79	% (f)
Supplemental data
Net assets, end of period (in millions)	$10		$12	$14	$15	$10	$4
Portfolio turnover rate	32	% (d)	164%	193%	202%	229%	140	% (d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(f)	Annualized

See Notes to Financial Statements

77

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017	2016(a)
	(unaudited)
Net asset value, beginning of period	$31.30		$29.18	$26.63	$29.41	$26.02	$25.15
Income from investment operations:
Net investment income	0.11	(b)	0.36 (b)	0.47 (b)	0.38 (b)	0.35 (b)	0.30
Net realized and unrealized gain (loss) on investments	2.81		2.17	2.60	(2.70)	3.67	1.07
Total from investment operations	2.92		2.53	3.07	(2.32)	4.02	1.37
Less distributions from:
Net investment income	—		(0.41)	(0.52)	(0.31)	(0.20)	(0.25)
Net realized capital gains	—		—	—	(0.15)	(0.43)	(0.25)
Total distributions	—		(0.41)	(0.52)	(0.46)	(0.63)	(0.50)
Net asset value, end of period	$34.22		$31.30	$29.18	$26.63	$29.41	$26.02
Total return (c)	9.33	% (d)	8.67%	11.53%	(7.85)%	15.48%	5.47	% (d)
Ratios to average net assets
Gross expenses (e)	1.48	% (f)	1.51%	1.55%	1.36%	1.79%	2.40	% (f)
Net expenses (e)	0.85	% (f)	0.85%	0.86%	0.85%	0.85%	0.85	% (f)
Net expenses excluding interest expense (e)	0.85	% (f)	0.85%	0.85%	0.85%	0.85%	0.85	% (f)
Net investment income (e)	0.69	% (f)	1.26%	1.66%	1.33%	1.23%	1.95	% (f)
Supplemental data
Net assets, end of period (in millions)	$14		$14	$15	$12	$13	$3
Portfolio turnover rate	32	% (d)	164%	193%	202%	229%	140	% (d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(f)	Annualized

See Notes to Financial Statements

78

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
			Year Ended December 31,
	Six Months
	Ended
	June 30,
	2021		2020	2019	2018	2017	2016(a)
	(unaudited)
Net asset value, beginning of period	$31.30		$29.16	$26.62	$29.39	$26.01	$25.15
Income from investment operations:
Net investment income	0.11	(b)	0.36 (b)	0.41 (b)	0.39 (b)	0.36 (b)	0.27
Net realized and unrealized gain (loss) on investments	2.80		2.14	2.65	(2.72)	3.65	1.09
Total from investment operations	2.91		2.50	3.06	(2.33)	4.01	1.36
Less distributions from:
Net investment income	—		(0.36)	(0.52)	(0.29)	(0.20)	(0.25)
Net realized capital gains	—		—	—	(0.15)	(0.43)	(0.25)
Total distributions	—		(0.36)	(0.52)	(0.44)	(0.63)	(0.50)
Net asset value, end of period	$34.21		$31.30	$29.16	$26.62	$29.39	$26.01
Total return (c)	9.30	% (d)	8.61%	11.49%	(7.90)%	15.45%	5.43	% (d)
Ratios to average net assets
Gross expenses (e)	1.54	% (f)	1.67%	1.64%	1.33%	1.75%	2.90	% (f)
Net expenses (e)	0.90	% (f)	0.90%	0.91%	0.90%	0.90%	0.90	% (f)
Net expenses excluding interest expense (e)	0.90	% (f)	0.90%	0.90%	0.90%	0.90%	0.90	% (f)
Net investment income (e)	0.65	% (f)	1.25%	1.48%	1.36%	1.25%	2.12	% (f)
Supplemental data
Net assets, end of period (in millions)	$12		$11	$10	$19	$13	$2
Portfolio turnover rate	32	% (d)	164%	193%	202%	229%	140	% (d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(f)	Annualized

See Notes to Financial Statements

79

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. These financial statements relate to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

CM Commodity Index Fund	Diversified
Emerging Markets Bond Fund	Non-Diversified
Emerging Markets Fund	Diversified
Global Resources Fund	Diversified
International Investors Gold Fund	Non-Diversified
VanEck Morningstar Wide Moat Fund	Diversified
VanEck NDR Managed Allocation Fund	Diversified

The CM Commodity Index Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Resources Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The VanEck Morningstar Wide Moat Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar Wide Moat Focus Index. The VanEck NDR Managed Allocation Fund seeks to achieve its investment objective by investing in exchange traded products using a customized version of a global tactical asset allocation model developed by Ned Davis Research, Inc.

Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I, Y and Z Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other
80

appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Funds are open. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Private investments in public equity are valued based on the underlying stock price and may consider the volatility of the underlying stock price as a significant unobservable input in fair value measurement. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Open-end mutual fund investments (including money market funds) are valued at their net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. The Pricing Committee of the Van Eck Associate Corporation (“VEAC”) and Van Eck Absolute Return Advisers Corporation (“VEARA”) (VEAC and VEARA, collectively referred to as the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

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VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary, and Gold Series Fund I Subsidiary, respectively, Cayman Islands exempted companies (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The consolidated financial statements of the CM Commodity Index Fund and the International Investors Gold Fund present the financial position and results of operations for the Funds, and their wholly owned Subsidiaries. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of June 30, 2021, the CM Commodity Index Fund and International Investors Gold Fund held $136,964,415 and $22,299 in their Subsidiaries, representing 21% and 0% of the Funds’ net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned Subsidiaries are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gains, to the extent of its earnings and profits, will be included each year in the Funds’ investment company taxable income. Net losses of the CFC cannot be deducted by the Funds in the current year, nor carried forward to offset taxable income in future years.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for dividends from net investment income from Emerging Markets Bond Fund which are declared and paid monthly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional
82

or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Total Return Swaps—The CM Commodity Index Fund enters into total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the CM Commodity Index Fund at June 30, 2021 is reflected in the Fund’s Consolidated Schedule of Investments.

During the period ended June 30, 2021, the CM Commodity Index Fund held swap contracts for six months with an average monthly notional amount of $529,072,286.

Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statements of Operations. During the period ended June 30, 2021, the Emerging Market Bond Fund held forward foreign currency contracts for two months. The average amount purchased and sold (in U.S. dollars) was $333,963 and $374,189, respectively. The International Investors Gold Fund held forward foreign currency contracts for four months during the period, and the average amount purchased and sold (in U.S. dollars) was $3,481,163 and $3,485,742, respectively. Forward foreign currency contracts held at June 30, 2021, if any, are reflected in the Schedule of Open Forward Foreign Currency Contracts in the Funds’ Schedules of Investments.

Private Investment in Public Equity (PIPE)—Certain funds may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s securities. The Global Resources Fund’s PIPE investments as of June 30, 2021 represent unfunded subscription agreements in a private investment in public equity. The Fund will generally segregate an amount of cash or high quality securities equal to the amount of its commitment to purchase the when-issued securities. On the settlement date, the PIPE investment is converted to common stock of the underlying equity position and the cost is recorded at the contractual trade settlement amount.

At June 30, 2021, the Global Resources Fund’s PIPE positions are reflected as Derivative Contracts – PIPE in the Schedule of Investments. During the period ended June 30, 2021, the average notional amount of PIPE positions was $2,246,000.

At June 30, 2021, the following Funds held derivatives (not designated as hedging instruments under GAAP):
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VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

	Asset Derivatives
	Equity Risk	Commodities Futures Risk

CM Commodity Index Fund
Swap contracts[1]	$—	$11,495,766
Global Resources Fund
Derivative Contracts – PIPE[2]	1,420,806	—

[1]	Statements of Assets and Liabilities location: Total return swap contracts, at value
[2]	Statements of Assets and Liabilities location: Unrealized appreciation on derivative contracts - PIPE

	Liabilities Derivatives
	Equity Risk	Foreign Currency Risk

Global Resources Fund
Derivative Contracts – PIPE[1]	$118,698	$—
International Investors Gold Fund
Forward foreign currency contracts[2]	—	75,046

[1]	Statements of Assets and Liabilities location: Unrealized depreciation on derivative contracts - PIPE
[2]	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency contracts

The impact of transactions in derivative instruments during the period ended June 30, 2021, was as follows:

	Equity Risk	Foreign Currency Risk	Commodities Futures Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[1]	$—	$—	$110,771,633
Net change in unrealized appreciation (depreciation):
Swap contracts[3]	—	—	3,687,274
Emerging Markets Bond Fund
Realized gain (loss):
Forward foreign currency contracts[2]	—	(50,284)	—
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[5]	—	20,185	—
Global Resources Fund
Net change in unrealized appreciation (depreciation):
Derivative Contracts – PIPE[4]	(1,346,138)	—	—
International Investors Gold Fund
Realized gain (loss):
Forward foreign currency contracts[2]	—	79,527	—
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[5]	—	(75,046)	—

[1]	Statements of Operations location: Net realized gain (loss) on Swap contracts
[2]	Statements of Operations location: Net realized gain (loss) on Forward foreign currency contracts
[3]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on Swap contracts
[4]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on Derivative contracts - PIPE
[5]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for derivative instruments and securities lending. For financial
84

reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral held in the form of money market fund investments, if any, at June 30, 2021 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities subject to a master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2021. The total amount of collateral reported, if any, is limited to the net amounts of financial assets and liabilities presented in the Statements of Assets and Liabilities for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
CM Commodity Index Fund
Total return swap contracts	$11,495,766	$—	$11,495,766	$—	$11,495,766

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Dividend income is recorded on the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—VEAC is the investment adviser to the Emerging Markets Bond Fund, Emerging Markets Fund, Global Resources Fund, International Investors Gold Fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund. VEARA is the investment adviser to the CM Commodity Index Fund and its Subsidiary. VEARA is a wholly-owned subsidiary of VEAC. The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets, as follows:

Fund	Annual Rate

CM Commodity Index Fund	0.75%
Emerging Markets Bond Fund	0.80% of the first $1.5 billion and 0.75% thereafter
Emerging Markets Fund	0.75%
Global Resources Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% of the next $250 million and 0.50% thereafter
VanEck Morningstar Wide Moat Fund	0.45%
VanEck NDR Managed Allocation Fund	0.80%

The Advisers have agreed, until at least May 1, 2022, to waive management fees and assume expenses to prevent the Funds’ total annual operating expenses (excluding acquired fund fees and expenses, interest

85

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below. Refer to the Statements of Operations for the amounts waived/assumed by the Adviser for the period ended June 30, 2021.

The current expense limitations and the amounts waived/assumed by the Adviser for the period ended June 30, 2021, are as follows:

Fund	Expense Limitations	Waiver of Management Fees	Expenses Assumed by the Adviser

CM Commodity Index Fund
Class A	0.95%	$52,840	$—
Class I	0.65	286,994	—
Class Y	0.70	309,186	—
Emerging Markets Bond Fund
Class A	1.25	27,905	4,434
Class I	0.95	64,164	—
Class Y	1.00	13,937	10,345
Emerging Markets Fund
Class A	1.60	—	—
Class C	2.50	—	—
Class I	1.00	599,468	—
Class Y	1.10	45,313	—
Class Z	0.90	64,451	—
Global Resources Fund
Class A	1.38	66,316	—
Class C	2.20	17,490	—
Class I	0.95	260,125	—
Class Y	1.13	11,367	—
International Investors Gold Fund
Class A	1.45	—	—
Class C	2.20	—	—
Class I	1.00	5,140	—
Class Y	1.10	—	—
VanEck Morningstar Wide Moat Fund
Class I	0.59	7,037	21,676
Class Z	0.49	26,330	44,617
VanEck NDR Managed Allocation Fund
Class A	1.15	37,614	—
Class I	0.85	43,017	—
Class Y	0.90	36,397	—

The Adviser also performs accounting and administrative services for the Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets of the Fund and 0.20% per year of the average daily net assets in excess of $750 million. Administrative fees are included in expenses in the Statements of Operations.

For the period ended June 30, 2021, Van Eck Securities Corporation (the “Distributor”), and affiliate of the

Adviser, received a total of $133,852 in sales loads relating to the sale of shares of the Funds, of which $121,641 was reallowed to broker/dealers and the remaining $12,211 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

At June 30, 2021, the Distributor owned approximately 51% of Class I Shares and 58% of Class Z Shares of VanEck Morningstar Wide Moat Fund, and the Adviser owned approximately 38% of Class A, 59% of Class I, and 38% of Class Y of VanEck NDR Managed Allocation Fund.

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At June 30, 2021, the Distributor owned approximately 51% of Class I Shares and 58% of Class Z Shares of VanEck Morningstar Wide Moat Fund, and the Adviser owned approximately 38% of Class A, 59% of Class I, and 38% of Class Y of VanEck NDR Managed Allocation Fund.

Note 4—Investments—For the period ended June 30, 2021, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Emerging Markets Bond Fund	$37,450,983	$31,952,574
Emerging Markets Fund	770,085,121	621,086,540
Global Resources Fund	216,584,404	134,438,137
International Investors Gold Fund	127,896,761	119,965,952
VanEck Morningstar Wide Moat Fund	6,611,222	4,950,196
VanEck NDR Managed Allocation Fund	11,505,198	15,732,295

Note 5—Income Taxes—As of June 30, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CM Commodity Index Fund	$555,070,374	$57,109,306	$–	$57,109,306
Emerging Markets Bond Fund	31,027,848	1,070,874	(584,432)	486,442
Emerging Markets Fund	2,242,460,368	916,036,365	(126,013,574)	790,022,791
Global Resources Fund	539,346,318	302,987,158	(15,842,113)	287,145,045
International Investors Gold Fund	737,309,211	442,813,951	(219,008,703)	223,805,248
VanEck Morningstar Wide Moat Fund	14,454,387	2,910,177	(223,738)	2,686,439
VanEck NDR Managed Allocation Fund	30,986,255	7,713,347	(596,338)	7,117,009

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

At December 31, 2020, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Emerging Markets Bond Fund	$(31,073,997)	$(939,363)	$(32,013,360)
Emerging Markets Fund	(62,723,607)	–	(62,723,607)
Global Resources Fund	(122,729,680)	(1,002,176,083)	(1,124,905,763)
International Investors Gold Fund	(102,763,476)	(287,538,717)	(390,302,193)
VanEck NDR Managed Allocation Fund	(2,097,533)	–	(2,097,533)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2021, the Funds did not incur any interest or penalties.

Note 6—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a

87

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

The CM Commodity Index Fund may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

The Global Resources Fund and International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. Additionally, the International Investors Gold Fund may invest up to 20% of its net assets in securities issued by other pooled investment vehicles that provide exposure to commodities. The Fund may gain exposure to bitcoin by investing in pooled investment vehicles that invest in bitcoin. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Cryptocurrency is not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the United States is still developing. The market price of bitcoin has been subject to extreme fluctuations. Cryptocurrencies are susceptible to theft, loss and destruction. Accordingly, the Fund’s indirect investment in bitcoin is also susceptible to these risks, as well as transaction costs and other risks related to the purchase and sale of shares or interests in a pooled investment vehicle that invests in bitcoin. Cryptocurrency exchanges are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. The Fund’s indirect investment in bitcoin remains subject to volatility experienced by the cryptocurrency exchanges. Such volatility can adversely affect an investment in the Fund. Cryptocurrency exchanges have in the past, and may in the future, stop operating or permanently shut down due to fraud, cybersecurity issues, manipulation, technical glitches, hackers or malware, which may also affect the price of bitcoin and thus the Fund’s indirect investment in bitcoin.

88

Special Purpose Acquisition Companies: Certain Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Funds may acquire an interest in a SPAC in an IPO or a secondary market transaction. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Funds’ performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities the Funds otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: Certain Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including on a when-issued basis. The Funds will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

The VanEck NDR Managed Allocation Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

89

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 8—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statements of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	CM Commodity Index Fund
	Period Ended June 30, 2021	Year Ended December 31, 2020
Class A
Shares sold	2,500,091	2,429,576
Shares reinvested	—	660
Shares redeemed	(1,248,759)	(3,454,314)
Net increase (decrease)	1,251,332	(1,024,078)
Class I
Shares sold	17,865,305	17,190,904
Shares reinvested	—	4,095
Shares redeemed	(5,584,867)	(18,256,004)
Net increase (decrease)	12,280,438	(1,061,005)
Class Y
Shares sold	9,732,030	25,082,974
Shares reinvested	—	10,739
Shares redeemed	(3,846,801)	(33,718,692)
Net increase (decrease)	5,885,229	(8,624,979)

	Emerging Markets Bond Fund
	Period Ended June 30, 2021	Year Ended December 31, 2020
Class A
Shares sold	82,701	465,521
Shares reinvested	18,963	47,211
Shares redeemed	(73,428)	(213,613)
Net increase	28,236	299,119
Class C
Shares sold	—	32
Shares reinvested	—	6,775
Shares redeemed	—	(223,820)
Net decrease	—	(217,013)
Class I
Shares sold	753,569	147,056
Shares reinvested	60,337	163,123
Shares redeemed	(58,507)	(736,294)
Net increase (decrease)	755,399	(426,115)
Class Y
Shares sold	289,217	245,055
Shares reinvested	11,935	29,313
Shares redeemed	(107,043)	(315,252)
Net increase (decrease)	194,109	(40,884)
90

	Emerging Markets Fund
	Period Ended June 30, 2021	Year Ended December 31, 2020
Class A
Shares sold	941,020	3,330,424
Shares reinvested	—	7,950
Shares redeemed	(1,080,879)	(3,515,280)
Net decrease	(139,859)	(176,906)
Class C
Shares sold	210,222	245,703
Shares reinvested	—	2,579
Shares redeemed	(222,010)	(756,634)
Net decrease	(11,788)	(508,352)
Class I
Shares sold	9,320,745	23,768,703
Shares reinvested	—	48,076
Shares redeemed	(5,612,469)	(13,948,510)
Net increase	3,708,276	9,868,269
Class Y
Shares sold	8,733,424	21,744,051
Shares reinvested	—	70,227
Shares redeemed	(8,440,903)	(28,945,856)
Net increase (decrease)	292,521	(7,131,578)
Class Z
Shares sold	2,080,493	3,665,787
Shares reinvested	—	4,601
Shares redeemed	(417,735)	(651,499)
Net increase	1,662,758	3,018,889

	Global Resources Fund
	Period Ended June 30, 2021	Year Ended December 31, 2020
Class A
Shares sold	1,189,818	552,487
Shares reinvested	—	15,418
Shares redeemed	(308,524)	(1,569,603)
Net increase (decrease)	881,294	(1,001,698)
Class C
Shares sold	116,365	61,748
Shares redeemed	(139,096)	(203,360)
Net decrease	(22,731)	(141,612)
Class I
Shares sold	938,985	1,099,699
Shares reinvested	—	40,234
Shares redeemed	(1,756,346)	(6,416,512)
Net decrease	(817,361)	(5,276,579)
Class Y
Shares sold	2,847,331	1,610,844
Shares reinvested	—	22,090
Shares redeemed	(691,722)	(2,026,944)
Net increase (decrease)	2,155,609	(394,010)
91

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

	International Investors Gold Fund
	Period Ended June 30, 2021	Year Ended December 31, 2020
Class A
Shares sold	3,293,471	6,447,284
Shares reinvested	—	2,886,195
Shares redeemed	(3,492,312)	(7,118,954)
Net increase (decrease)	(198,841)	2,214,525
Class C
Shares sold	601,955	2,076,220
Shares reinvested	—	678,152
Shares redeemed	(736,300)	(1,309,517)
Net increase (decrease)	(134,345)	1,444,855
Class I
Shares sold	1,784,282	4,573,469
Shares reinvested	—	1,194,933
Shares redeemed	(1,902,585)	(9,357,880)
Net decrease	(118,303)	(3,589,478)
Class Y
Shares sold	8,973,264	20,374,061
Shares reinvested	—	792,701
Shares redeemed	(7,391,140)	(11,541,828)
Net increase	1,582,124	11,624,934

	VanEck Morningstar Wide Moat Fund
	Period Ended June 30, 2021	Year Ended December 31, 2020
Class I
Shares sold	15,197	35,438
Shares reinvested	—	4,258
Shares redeemed	(10)	(42)
Net increase	15,187	39,654
Class Z
Shares sold	41,127	98,466
Shares reinvested	—	26,143
Shares redeemed	(12,169)	(49,151)
Net increase	28,958	75,458
92

	VanEck NDR Managed Allocation Fund
	Period Ended June 30, 2021	Year Ended December 31, 2020
Class A
Shares sold	8,981	53,434
Shares reinvested	—	3,775
Shares redeemed	(85,296)	(174,712)
Net decrease	(76,315)	(117,503)
Class I
Shares sold	3,521	37,266
Shares reinvested	—	5,798
Shares redeemed	(39,592)	(108,952)
Net decrease	(36,071)	(65,888)
Class Y
Shares sold	9,118	130,008
Shares reinvested	—	4,114
Shares redeemed	(29,473)	(115,516)
Net increase (decrease)	(20,355)	18,606

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at June 30, 2021 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of June 30, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Emerging Markets Fund	$68,268,165	$4,317,585	$67,190,368	$71,507,953
Global Resources Fund	94,446,003	24,630,303	72,796,280	97,426,583
International Investors Gold Fund	1,397,187	771,065	640,783	1,411,848
VanEck NDR Managed Allocation Fund	9,954,459	2,345,233	7,877,926	10,223,159
93

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The following table presents money market fund investments held as collateral by type of security on loan as of June 30, 2021:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Emerging Markets Fund	$4,317,585
Global Resources Fund	24,630,303
International Investors Gold Fund	771,065
VanEck NDR Managed Allocation Fund	2,345,233

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with VanEck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended June 30, 2021, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Emerging Markets Bond Fund	1	$191,195	1.34%
Global Resources Fund	4	4,782,863	1.38
International Investors Gold Fund	4	2,471,664	1.39
VanEck NDR Managed Allocation Fund	16	444,546	1.36

Outstanding loan balances as of June 30, 2021, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Vectors ETF Trust and VanEck VIP Trust, as directed by the Trustees.

The expense of the Deferred Plan is included in “Trustees’ fees and expenses” on the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustees’ fees” in the Statements of Assets and Liabilities.

Note 12—Subsequent Event Review—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

94

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited)

ENVIRONMENTAL SUSTAINABILITY FUND
(the “New Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if it is approved by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On March 19, 2021, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), including a majority of the Independent Trustees, voted to enter into an Advisory Agreement (the “Advisory Agreement”) between the New Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the New Fund’s Advisory Agreement is set forth below.

In considering the approval of the Advisory Agreement, the Board took into consideration its overall knowledge of the business and operations of the Adviser, which it obtained over time through its oversight of other mutual funds advised by the Adviser. The Independent Trustees were advised by independent legal counsel during the contract approval process, and met with independent legal counsel in executive session outside the presence of management. The Board considered, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The financial position of the Adviser;

■	A description of the Advisory Agreement and descriptions of the services to be provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the New Fund, the structure of their compensation and the resources available to support these activities;

■	A report comparing the proposed management fees and non-investment management expenses of the New Fund with those of other funds with similar investment strategies managed by other investment advisers;

■	Information concerning the Adviser’s compliance program;

■	Information with respect to the Adviser’s brokerage practices;

■	Information regarding the procedures to be used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the New Fund by the Adviser’s investment personnel;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information regarding the nature, quality, extent and cost of the investment management, administrative and other non-investment management services to be provided by the Adviser;
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June 30, 2021 (unaudited) (continued)

■	Information regarding the nature, quality and extent of the services to be performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the New Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the New Fund with a view to reducing non-management expenses of the New Fund; and

■	Information regarding the terms of the Advisory Agreement and the services to be performed thereunder.

Performance. The Board did not consider performance results for the New Fund because the New Fund has not yet commenced operations. The Board considered the performance of a model portfolio managed in the same strategy by the same investment team for the New Fund.

Fees and Expenses. The Board noted that the management fee for the New Fund is in line with the average annual management fees for the New Fund’s peer group of other actively managed, open-end mutual funds who invest broadly across various environmental sustainability markets. The Board considered the reasonableness of the fees and considered the fees in comparison to other funds with similar investment emerging markets strategies managed by other investment advisers. The Board concluded that the advisory fees to be charged to the New Fund would be reasonable.

Profitability and Economies of Scale. The Board did not specifically consider the profitability of the Adviser with respect to the management of the New Fund, as the New Fund had not yet commenced operations. The Board also did not specifically consider the extent to which benefits from economies of scale will be realized by the Adviser and shared with the New Fund as the assets under management grow, although such matters are expected to be considered in the future.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved entering into the Advisory Agreement for the New Fund for an initial two-year period.

96

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited)

CM COMMODITY INDEX FUND

(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2021, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Absolute Return Advisers Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 4, 2021 and June 23, 2021, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance gross of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2020 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics, utilizing for these purposes the oldest share class of each fund gross of expenses (the “Performance Category”), (ii) a sub-group of funds selected from the Performance Category by Broadridge further limited to approximate more closely the Fund’s investment style without regard to asset size (the “Performance Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2020 with a similar share class of (i) funds in the Performance Category that have the same share class (the “Expense Category”) and (ii) a sub-set of the funds that comprise the Performance Peer Group that have the same share class (the “Expense Peer Group”);

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information concerning the Adviser’s compliance program and resources;
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VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited) (continued)

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is gross of expenses for periods on an annualized basis ended December 31, 2020, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2020. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Performance Peer Group and Performance Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Performance Peer Group and Performance Category. The Board also considered the Fund’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same, and in addition, throughout the year, the Board considered Fund

98

performance information on a net of fee basis. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted that the Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “UBS Index”) and that the Class A shares of the Fund had underperformed the UBS Index for the one-, three-, five- and ten-year periods. The Board further noted that the Fund’s expenses, which were not similarly borne by the UBS Index, were one of the factors that attributed to the Fund’s underperformance relative to the UBS Index. The Board also noted that the Class A shares of the Fund had outperformed its Performance Peer Group and Performance Category medians for the one-, three-, five-, and ten-year periods. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board, the Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the fee rate payable for advisory services was equal to the median advisory fee rate for the Fund’s Expense Category and more than the median advisory fee rate for the Fund’s Expense Peer Group. The Board also noted that the Fund’s total expense ratio, net of waivers or reimbursements was lower than the median total expense ratios of the Fund’s Expense Category and Expense Peer Group. The Board further noted that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2022 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions).

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

99

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited)

EMERGING MARKETS BOND FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2021, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 4, 2021 and June 23, 2021, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance gross of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2020 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics, utilizing for these purposes the oldest share class of each fund gross of expenses (the “Performance Category”), (ii) a sub-group of funds selected from the Performance Category by Broadridge further limited to approximate more closely the Fund’s investment style without regard to asset size (the “Performance Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2020 with a similar share class of (i) funds in the Performance Category that have the same share class (the “Expense Category”) and (ii) a sub-set of the funds that comprise the Performance Peer Group that have the same share class (the “Expense Peer Group”);

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);
100

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program and resources;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is gross of expenses for periods on an annualized basis ended December 31, 2020, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of

101

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited) (continued)

December 31, 2020. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Performance Peer Group and Performance Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Performance Peer Group and Performance Category. The Board also considered the Fund’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same, and in addition, throughout the year, the Board considered Fund performance information on a net of fee basis. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, based on a review of comparative annualized total returns, that the Class A shares of the Fund had outperformed its Performance Category median for the one-, three- and five-year periods. The Board noted that the Class A shares of the Fund had outperformed its Performance Peer Group for the one- and three-year periods and had underperformed its Performance Peer Group for the five-year period. The Board also noted that the Class A shares of the Fund had outperformed its benchmark index for the one-, three- and five-year periods. The Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the fee rate payable for advisory services and the total expense ratio, net of waivers or reimbursements, were higher than the median advisory fee rates and total expense ratios of the Fund’s Expense Category and Expense Peer Group. The Board also noted that the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2022 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

102

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited)

EMERGING MARKETS FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2021, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 4, 2021 and June 23, 2021, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance gross of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2020 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics, utilizing for these purposes the oldest share class of each fund gross of expenses (the “Performance Category”), (ii) a sub-group of funds selected from the Performance Category by Broadridge further limited to approximate more closely the Fund’s investment style without regard to asset size (the “Performance Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2020 with a similar share class of (i) funds in the Performance Category that have the same share class (the “Expense Category”) and (ii) a sub-set of the funds that comprise the Performance Peer Group that have the same share class (the “Expense Peer Group”);

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);
103

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited) (continued)

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund, including how the Adviser integrates non accounting based information (including, but not limited to “environmental, social and governance” factors) and the non-security selection, non-portfolio construction activities of the investment teams, such as engagement with portfolio companies and industry group participation;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board

104

concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is gross of expenses for periods on an annualized basis ended December 31, 2020, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2020. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Performance Peer Group and Performance Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Performance Peer Group and Performance Category. The Board also considered the Fund’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same, and in addition, throughout the year, the Board considered Fund performance information on a net of fee basis. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, based on a review of comparative annualized total returns, that the Class A shares of the Fund had underperformed its Performance Peer Group median for the one-, three-, five- and ten-year periods. The Board also noted that the Class A shares of the Fund had underperformed the Performance Category median for the one- and three-year periods and outperformed its Performance Category median for the five- and ten-year periods. The Board further noted that the Class A shares of the Fund had outperformed its benchmark index for the three-, five- and ten-year periods and underperformed the benchmark index for the one-year period. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board, the Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fee rate payable for advisory services was lower than the median advisory fee rates of its Expense Category and Expense Peer Group. The Board noted that the Fund’s Management Fee Rate (which includes both advisory and administrative fee rates) was lower than the median Management Fee Rate of its Expense Peer Group and Expense Category. The Board also noted that the Fund’s total expense ratio, net of waivers or reimbursements, was above the median total expense ratios of its Expense Peer Group and Expense Category. The Board further noted that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2022 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also

105

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited) (continued)

considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

106

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited)

GLOBAL RESOURCES FUND (formerly Global Hard Assets Fund)
INTERNATIONAL INVESTORS GOLD FUND
(each, a “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2021, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (each, an “Advisory Agreement”) between each Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of each Fund’s Advisory Agreement is set forth below.

In considering the continuation of each Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 4, 2021 and June 23, 2021, specifically for the purpose of considering the continuation of the Advisory Agreement. Although the Advisory Agreements for the Funds were considered at the same Board meetings, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of each Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for each Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing each Fund’s investment performance gross of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2020 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics, utilizing for these purposes the oldest share class of each fund gross of expenses (each “Performance Category”), (ii) a sub-group of funds selected from its Performance Category by Broadridge further limited to approximate more closely the Fund’s investment style without regard to asset size (each “Performance Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of each Fund during its fiscal year ended December 31, 2020 with a similar share class of (i) funds in its Performance Category that have the same share class (each, an “Expense Category”) and (ii) a sub-set of the funds that comprise its Performance Peer Group that have the same share class (each, an “Expense Peer Group”);

■	An analysis of the profitability of the Adviser with respect to its services for each Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);
107

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited) (continued)

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to each Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for each Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for each Fund, including how the Adviser integrates non accounting based information (including, but not limited to “environmental, social and governance” factors) and the non-security selection, non-portfolio construction activities of the investment teams, such as engagement with portfolio companies and industry group participation;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for each Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for each Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of each Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board

108

concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of each Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for each Fund is based on data for a representative class of shares of each Fund. The performance data is gross of expenses for periods on an annualized basis ended December 31, 2020, and the advisory fee and expense ratio data is as of the Funds’ fiscal year end of December 31, 2020. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between each Fund and the other funds in the Funds’ Performance Peer Group and Performance Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Performance Peer Group and Performance Category. The Board also considered the Funds’ performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same, and in addition, throughout the year, the Board considered Fund performance information on a net of fee basis. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

Global Resources Fund. The Board noted, based on a review of comparative annualized total returns, that the Class A shares of the Fund had outperformed its Performance Peer Group median for the one-, three- and five-year periods and performed equal to its Performance Peer Group median for the ten-year period. The Board noted that the Class A shares of the Fund had outperformed its Performance Category median for the one-year period and underperformed for the three-, five- and ten-year periods. The Board also noted that the Class A shares of the Fund had outperformed its benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

The Board noted that the total expense ratio, net of waivers or reimbursements, was higher than the total expense ratio of the Fund’s Expense Category and the same as the total expense ratio of the Fund’s Expense Peer Group. The Board noted that the fee rate payable for advisory services was higher than the median advisory fee rates for the Fund’s Expense Peer Group and Expense Category. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 30, 2022 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

International Investors Gold Fund. The Board noted, based on a review of comparative annualized total returns, that the Class A shares of the Fund had outperformed its Performance Category median and Performance Peer Group median for the one-, three-, five- and ten-year periods. The Board also noted that the Class A shares of the Fund had outperformed its benchmark index for the one-, three-, five- and ten-year periods and had outperformed its benchmark index for the ten-year period. The Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

The Board also noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fee rate payable for advisory services was equal to the median advisory fee rate of its Expense Peer Group and higher than the median advisory fee rate of its Expense Category. The Board noted that the Fund’s total expense ratio, net of waivers or reimbursements was higher than the median advisory fee rate of its Expense Peer Group and Expense Category. The Board noted that the Fund’s Management Fee Rate (which includes both advisory and administrative fee rates) was higher than the median Management Fee Rates of its Expense Category and Expense Peer Group. The Board further noted that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2022 to

109

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited) (continued)

the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing each Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser from managing each Fund supported the renewal of the respective Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as each Fund grows and whether each Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that each fee schedule was appropriate. The Board also considered that each Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for each Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of each Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for each Fund for an additional one-year period.

110

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited)

VANECK MORNINGSTAR WIDE MOAT FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2021, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 4, 2021 and June 23, 2021, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance gross of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one- and three-year periods (as applicable) ended December 31, 2020 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics, utilizing for these purposes the oldest share class of each fund gross of expenses (the “Performance Category”), (ii) a sub-group of funds selected from the Performance Category by Broadridge further limited to approximate more closely the Fund’s investment style without regard to asset size (the “Performance Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2020 with a similar share class of (i) funds in the Performance Category that have the same share class (the “Expense Category”) and (ii) a sub-set of the funds that comprise the Performance Peer Group that have the same share class (the “Expense Peer Group”);

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);
111

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited) (continued)

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

112

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is gross of expenses for periods on an annualized basis ended December 31, 2020, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2020. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Performance Peer Group and Performance Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Performance Peer Group and Performance Category. The Board also considered the Fund’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same, and in addition, throughout the year, the Board considered Fund performance information on a net of fee basis. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted that the Fund seeks to track, before fees and expenses, the performance and yield performance of the Morningstar Wide Moat Focus Index (the “Morningstar Index”). The Board noted that the Class I shares of the Fund had outperformed its Performance Peer Group medians for the one- and three-year periods, and underperformed its Performance Category for the one-year period and outperformed its Performance Category for the three-year period. The Board also noted that the Class I shares of the Fund had underperformed the Morningstar Index for the one- and three-year period. The Board further noted that the Fund’s expenses, which were not similarly borne by the Morningstar Index, were one of the factors that attributed to the Fund’s underperformance relative to the Morningstar Index. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board, the Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the fee rate payable for advisory services and the total expense ratio, net of waivers or reimbursements, for the Fund were higher than the median advisory fee rate and total expense ratio of the Fund’s Expense Category and lower than the median advisory fee rate and total expense ratio of the Fund’s Expense Peer Group. The Board also noted that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2022 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business

113

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited) (continued)

judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

114

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited)

VANECK NDR MANAGED ALLOCATION FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2021, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 4, 2021 and June 23, 2021, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance gross of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one- and three-year periods (as applicable) ended December 31, 2020 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics, utilizing for these purposes the oldest share class of each fund gross of expenses (the “Performance Category”), (ii) a sub-group of funds selected from the Performance Category by Broadridge further limited to approximate more closely the Fund’s investment style without regard to asset size (the “Performance Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2020 with a similar share class of (i) funds in the Performance Category that have the same share class (the “Expense Category”) and (ii) a sub-set of the funds that comprise the Performance Peer Group that have the same share class (the “Expense Peer Group”);

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);
115

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

June 30, 2021 (unaudited) (continued)

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

116

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is gross of expenses for periods on an annualized basis ended December 31, 2020, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2020. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Performance Peer Group and Performance Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Performance Peer Group and Performance Category. The Board also considered the Fund’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same, and in addition, throughout the year, the Board considered Fund performance information on a net of fee basis. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, that the Class A shares of the Fund had underperformed its Performance Category and Performance Peer Group medians for the one- and three-year periods. The Board also noted that the Class A shares of the Fund had underperformed its benchmark index for the one- and three-year periods. On the basis of the foregoing, including the Fund’s investment strategy, the Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the fee rate payable for advisory services and the total expense ratio, net of waivers or reimbursements, were lower than the median advisory fee rates and total expense ratios of the Fund’s Expense Category and Expense Peer Group. The Board also noted that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2022 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions).

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

117

VANECK VECTORS ETF TRUST

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds have adopted and implemented a Liquidity Risk Management Program, (the “Program”) and the Funds’ Board has designated each Fund’s Adviser as the administrator of the Program. Each Fund’s Adviser administers the Program through its Liquidity Committee. The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board. The Liquidity Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Funds, with the objective of maintaining a level of liquidity that is appropriate in light of each Fund’s obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board reviewed a report (the “Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the period January 1, 2020 to December 31, 2020 (the “Review Period”). The Report noted that during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report also noted significant market volatility occurring during a portion of the Review Period and the effectiveness of the Funds’ liquidity risk management during such time. As a result, the Funds have not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the Review Period, there were no liquidity events that materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders, and each Fund’s Adviser provided its assessment that the program had been effective in managing each fund’s liquidity risk. Further information on liquidity risks applicable to the Fund can be found in each Fund’s prospectus.

118

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This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VEFUNDSSAR

Item 2.	CODE OF ETHICS.

Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK FUNDS

By (Signature and Title)	/s/ John J. Crimmins, Treasurer & Chief Financial Officer

Date September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, Chief Executive Officer

Date September 7, 2021

By (Signature and Title)	/s/ John J. Crimmins, Treasurer & Chief Financial Officer

Date September 7, 2021